As filed with the Securities and Exchange Commission on March 14, 2011

Registration No. 333-____

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No.	[ ]
(Check appropriate box or boxes)

FRONTEGRA FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

400 Skokie Blvd., Suite 500

Northbrook, Illinois 60062

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (847) 509-9860

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois 60062

 (Name and Address of Agent for Service)

Copies to:

Ellen R. Drought

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin  53202

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on April 13, 2011 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered	Shares of common stock, par value $0.01 per share, of the Institutional Class of the Frontegra SAM Global Equity Fund

PART A

THE RBB FUND, INC.

SAM SUSTAINABLE GLOBAL ACTIVE FUND

Bellevue Park Corporate Center
103 Bellevue Parkway

Wilmington, Delaware  19809

April __, 2011

Dear Shareholder,

The SAM Sustainable Global Active Fund (the “SAM Fund”), a series of The RBB Fund, Inc. (“RBB”), will hold a special meeting (the “Meeting”) of shareholders on [June 2, 2011], at [__:__ __.m.], local time, at Bellevue Park Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809.  If you are a shareholder of record in the SAM Fund as of the close of business on March 11, 2011, you are entitled to vote at the Meeting.  The shareholders of the SAM Fund will vote on a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the reorganization of the SAM Fund into the Frontegra SAM Global Equity Fund (the “Frontegra Fund”), a newly-created series of Frontegra Funds, Inc. (“FFI”) (the “Reorganization”).  If shareholders approve the Reorganization Agreement, you will receive shares of the Frontegra Fund in exchange for your shares of the SAM Fund.

After the Reorganization, Frontegra Asset Management, Inc. (“Frontegra”) will serve as the investment adviser to the Frontegra Fund and Sustainable Asset Management USA, Inc. (“SAM”), the SAM Fund’s current investment adviser, will serve as the subadviser to the Frontegra Fund.  SAM will be responsible for the day-to-day investment management of the Frontegra Fund, using the same investment strategies that it currently uses for the SAM Fund.

As further explained in the enclosed proxy statement/prospectus, the Board of Directors of RBB (the “RBB Board”) has recommended that shareholders approve the Reorganization Agreement.  The Reorganization will result in the SAM Fund reorganizing into a new series of FFI, which SAM and Frontegra believe will provide more opportunities for the Fund’s growth over the long term, in particular through Frontegra’s established referral network of institutional consultants.  At the same time, the Reorganization will provide for continuity of portfolio management because Frontegra will engage SAM as subadviser to the Frontegra Fund.  Although the Reorganization will result in a change in the investment adviser, the investment advisory fee paid by the Frontegra Fund following the Reorganization will remain the same as the fee currently paid by the SAM Fund.  Frontegra has also agreed to retain an expense cap for the Frontegra Fund following the Reorganization similar to the expense cap currently in effect for the Institutional Class shareholders of the SAM Fund at least through [October 31, 2013].

Your vote is important no matter how many shares you own.  Voting your shares early will help prevent costly follow-up mail and telephone solicitation.  The proxy statement/prospectus provides greater detail about the proposal.   The RBB Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

You may choose one of the following options: (i) to authorize a proxy to vote your shares (which is commonly known as proxy voting) or (ii) to vote in person at the Meeting:

•

Mail:  Complete and return the enclosed proxy card(s).

•

Internet:  Access the website shown on your proxy card(s) and follow the online instructions.

•

Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•

In person:   Attend the Meeting on [June 2, 2011].

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the Meeting, you can vote in advance using one of the other methods.  You may revoke your proxy at any time before it is exercised at the Meeting by submitting to the Secretary of the SAM Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

Thank you for your response and for your continued investment in the SAM Fund.

Sincerely,

Salvatore Faia

President, The RBB Fund, Inc.

THE RBB FUND, INC.

SAM SUSTAINABLE GLOBAL ACTIVE FUND

Bellevue Park Corporate Center
103 Bellevue Parkway

Wilmington, Delaware  19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on [June 2, 2011]

The SAM Sustainable Global Active Fund will hold a special meeting (the “Meeting”) of shareholders on [June 2, 2011], at [__:__ _.m.], local time, at Bellevue Park Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809 for the purpose of considering the proposals set forth below.

1.

To approve an Agreement and Plan of Reorganization by and among The RBB Fund, Inc., on behalf of the SAM Sustainable Global Active Fund, Frontegra Funds, Inc., on behalf of the Frontegra SAM Global Equity Fund, Frontegra Asset Management, Inc. and Sustainable Asset Management USA, Inc.  Under this agreement, (i) all of the assets and liabilities of the SAM Sustainable Global Active Fund would be transferred to the Frontegra SAM Global Equity Fund; and (ii) each Institutional Class and Investor Class shareholder of the SAM Sustainable Global Active Fund would receive full and fractional Institutional Class shares of the Frontegra SAM Global Equity Fund having an aggregate net asset value equal to the value of, and in liquidation of, such shareholder’s holdings in the SAM Sustainable Global Active Fund.

2.

To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record of the SAM Sustainable Global Active Fund at the close of business on March 11, 2011, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors,

Jennifer Rogers

Secretary of The RBB Fund, Inc.

Wilmington, Delaware

April __, 2011

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital for the SAM Sustainable Global Active Fund’s continued operation.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your authorization of a proxy by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.  You may revoke your proxy at any time before it is exercised at the Meeting by submitting to the Secretary of the SAM Sustainable Global Active Fund a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person.

PROXY STATEMENT/PROSPECTUS

April __, 2011

Reorganization of

SAM SUSTAINABLE GLOBAL ACTIVE FUND

A series of The RBB Fund, Inc.

Bellevue Park Corporate Center
103 Bellevue Parkway

Wilmington, Delaware  19809

Telephone No.:  302-791-1851

in exchange for shares of

FRONTEGRA SAM GLOBAL EQUITY FUND

A series of Frontegra Funds, Inc.

400 Skokie Boulevard, Suite 500

Northbrook, Illinois  60062

Telephone No.:  847-509-9860

This proxy statement/prospectus contains the information you should know before voting on the proposed reorganization.  Please read it carefully and retain it for future reference.

	Acquired Fund - Classes	Acquiring Fund - Class	Shareholders Entitled to Vote
Proposal 1	SAM Sustainable Global Active Fund – Institutional Class and Investor Class shares	Frontegra SAM Global Equity Fund – Institutional Class shares	SAM Sustainable Global Active Fund – Institutional Class and Investor Class shareholders

This proxy statement/prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors of The RBB Fund, Inc. (“RBB”) (the “RBB Board”) for use at the special meeting (the “Meeting”) of the shareholders of the SAM Sustainable Global Active Fund (the “SAM Fund”), a series of RBB.  The Meeting will be held on [June 2, 2011], at [__:__ _.m.], local time, at Bellevue Park Corporate Center, 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, and any adjournments or postponements thereof.  At the Meeting, shareholders of the SAM Fund will consider an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of the SAM Fund into the Frontegra SAM Global Equity Fund (the “Frontegra Fund”), a newly-created series of Frontegra Funds, Inc. (“FFI”) (the “Reorganization”).  Both RBB and FFI are open-end investment management companies organized as Maryland corporations.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on [June 2, 2011]:  The Notice of Meeting, Combined Proxy Statement/Prospectus
and Proxy Card are available at www.[______________].com.

If you need additional copies of this Combined Proxy Statement/Prospectus or the proxy card, please contact RBB at 1-888-261-4073 or in writing at SAM Sustainable Global Active Fund, The RBB Fund, Inc., Bellevue Park Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809.  Additional copies of this Combined Proxy Statement/Prospectus will be delivered to you promptly upon request.  To obtain directions to attend the Meeting, please call 1-888-261-4073.  For a free copy of the SAM Fund’s annual report for the fiscal year ended August 31, 2010 or the most recent semi-annual report, please contact RBB at 1-888-261-4073 or in writing at The RBB Fund, Inc., c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9816, Providence, RI  02940-8042.

How The Reorganization Will Work

•

The SAM Fund will transfer all of its assets and liabilities to the Frontegra Fund.

•

The Frontegra Fund will issue Institutional Class shares of its common stock to the SAM Fund in an amount equal to the aggregate net asset value of the Institutional Class and Investor Class shares of the SAM Fund.

•

The Frontegra Fund will open accounts for the SAM Fund shareholders, crediting the shareholders with full and fractional shares of the Frontegra Fund that are equivalent in value to, and issued in liquidation of, the shareholders’ shares in the SAM Fund at the time of the Reorganization.

•

Institutional Class and Investor Class shares of the SAM Fund will be redeemed by RBB.

•

Frontegra Asset Management, Inc. (“Frontegra”) will become investment adviser to the Frontegra Fund.  Sustainable Asset Management USA, Inc. (“SAM”), the SAM Fund’s current investment adviser, will become subadviser to the Frontegra Fund.

A copy of the form of the Reorganization Agreement is attached to this proxy statement/prospectus as Appendix A.

This proxy statement/prospectus sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.

For simplicity, actions are described in this proxy statement/prospectus as being taken by either the SAM Fund or the Frontegra Fund (which are collectively referred to as the “Funds” and are each referred to as a “Fund”), although all actions are actually taken either by RBB or FFI on behalf of the applicable Fund.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this proxy statement/prospectus:

•

The Prospectus for Institutional Class shares, the Prospectus for Investor Class shares and the Statement of Additional Information for the SAM Fund, each dated December 31, 2010;

•

The Annual Report to shareholders of the SAM Fund for the fiscal year ended August 31, 2010;

•

The Statement of Additional Information relating to this proxy statement/prospectus dated April __, 2011.

Because the Frontegra Fund has not yet commenced operations as of the date of this proxy statement/prospectus, shareholder reports for the Frontegra Fund are not yet available.

The accompanying Notice of Meeting of Shareholders, this proxy statement/prospectus and the accompanying proxy card were first mailed to shareholders of the SAM Fund on or about April __, 2011.

Copies of these materials and other information about RBB, FFI, the SAM Fund and the Frontegra Fund are available upon request and without charge by writing to the addresses below or by calling the telephone numbers listed as follows:

If they relate to the SAM Fund:	If they relate to the Frontegra Fund:
The RBB Fund, Inc. c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042 Telephone No.: 1-888-261-4073 http://www.robecoinvest.com	Frontegra Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701 1-888-825-2100 http://www.frontegra.com

The SEC has not approved or disapproved the Frontegra Fund shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this combined proxy statement/prospectus.  Any representation to the contrary is a criminal offense.

_____________________________________

i

Proposal 1

Approval of Reorganization Agreement

SUMMARY

The following is a summary of more complete information appearing later in this proxy statement/prospectus or incorporated herein.  You should read carefully the entire proxy statement/prospectus, including the Reorganization Agreement, the form of which is attached as Appendix A, because it contains details that are not in the summary.

In this proposal, the term “Reorganization” refers collectively to (1) the transfer of all of the assets and liabilities of the SAM Fund to the Frontegra Fund, (2) the opening of accounts for shareholders of the SAM Fund with the Frontegra Fund and the credit to the accounts of full and fractional Institutional Class shares of the Frontegra Fund having an aggregate net asset value equal to the value of, and in liquidation of, the shareholders’ Institutional Class and Investor Class shares in the SAM Fund and (3) the redemption of the Institutional Class and Investor Class shares of the SAM Fund by RBB.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  For information on the tax consequences of the Reorganization, see the sections entitled “Summary — Federal Income Tax Consequences of the Reorganization” and “Proposal to Approve Reorganization Agreement — Federal Income Tax Consequences” in this proxy statement/prospectus.

Comparison of SAM Fund to Frontegra Fund

	SAM Fund – Institutional and Investor Classes	Frontegra Fund – Institutional Class
Form of Organization	Non-diversified series of RBB, an open-end investment management company organized as a Maryland corporation.	Non-diversified series of FFI, an open-end investment management company organized as a Maryland corporation.
Net Assets as of August 31, 2010	Institutional Class: $16,756,328 Investor Class: $9,004	N/A. The Fund is newly-organized and will not commence investment operations until after the Reorganization occurs.
Investment Advisers, Subadvisers and Portfolio Managers	Investment Adviser: Sustainable Asset Management USA, Inc. (“SAM”)	Investment Adviser: Frontegra Asset Management, Inc. (“Frontegra”)
	Investment Subadviser: None	Investment Subadviser: SAM

Portfolio Managers:

Diego d’Argenio, CFA. Senior portfolio manager of the SAM Fund since the Fund’s inception in 2009.

Kai Fachinger.  Deputy portfolio manager of the SAM Fund since the Fund’s inception in 2009.

Portfolio Managers: Same.
Annual Operating Expenses as a Percentage of Average Net Assets for the Fiscal Year

The Fund’s total operating expenses were 2.81% and 3.06% for the Institutional Class and Investor Class, respectively, and net operating expenses (after giving effect to the contractual expense limitation agreement) were 1.20% and 1.45% for the Institutional Class and Investor Class, respectively, for the fiscal year ended August 31, 2010.

N/A.  The Fund’s total operating expenses are estimated to be 1.69% and net operating expenses (after giving effect to the contractual expense limitation agreement) are estimated to be 1.20% for the fiscal year ended June 30, 2011.

	SAM Fund – Institutional and Investor Classes	Frontegra Fund – Institutional Class
Investment Objectives

The Fund’s investment objective is long-term growth of capital primarily through investment in equity and equity-related securities.  The investment objective may be changed without shareholder approval by the RBB Board on 60 days’ prior notice.

Same. However, the investment objective cannot be changed without shareholder approval.
Primary Investments

Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in a carefully selected non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies that combine their market and financial strategy with a high level of environmental awareness and a clearly defined social policy (“Sustainable Issuers”).

Investment Strategies and Process

Sustainable Issuers include companies in SAM’s universe of sustainable investments.  SAM determines its universe of sustainable investments by analyzing economic, environmental and social criteria.  SAM believes that these characteristics of Sustainable Issuers make them better equipped to identify and respond to the opportunities and risks presented by global trends.

In selecting portfolio securities for the Fund, SAM first defines the eligible universe through its sustainability research.  SAM starts with macro research, continues by screening companies for sustainability and eliminates companies that are too small or illiquid.  Second, valuations of companies are conducted using SAM’s unique models, which assess financial criteria as well as sustainability aspects pertaining to the environment and social criteria.  Sustainability means striving to achieve economic success, while at the same time considering ecological and social objectives.  In assessing sustainability, areas such as corporate strategy, corporate governance, transparency as well as product and service range of a company will be taken into consideration.  Finally, SAM applies its bottom-up portfolio construction process, which utilizes the valuations of the companies, and is based on the discrepancy between security price and sustainable fair value and on the portfolio risk characteristics of the company’s securities.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States.  Under normal market conditions, the Fund invests significantly (generally at least 40% — unless market conditions are not deemed favorable by SAM, in which case the Fund would invest at least 30%) in non-U.S. companies.  The Fund generally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets.  Under normal market conditions, the Fund expects that its investment in emerging markets will not exceed 30%.  The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund may invest in companies of any market capitalization and currently expects that a significant amount of the Fund’s assets will be invested in micro-, small- and mid-capitalization companies.  Micro- and small-capitalization companies generally will have market capitalizations under $2 billion.  Mid-capitalization companies generally will have market capitalizations between $2 billion and $10 billion.  Large-capitalization companies generally will have capitalizations of over $10 billion.  The Fund may also invest in securities of other investment companies, including exchange-traded funds.  The Fund may invest up to 20% of its assets in equity and equity-related securities issued by non-Sustainable Issuers.  The Fund may (but is not required to) invest in derivatives, including foreign currency exchange contracts and participatory notes, in lieu of investing directly in a security, currency or instrument, or for hedging purposes.

Temporary Strategies

The Fund may invest up to 100% of its assets in cash, and eligible U.S. dollar-denominated money market instruments, such as commercial paper, government obligations and bank obligations issued by U.S. and foreign issuers as a temporary defensive measure in response to adverse market, economic, political or other conditions.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.

Other Investment Policies and Restrictions

As described above, the Funds have virtually identical principal investment strategies and policies.  Certain of the fundamental and non-fundamental investment policies and restrictions are different, as

SAM Fund – Institutional and Investor Classes	Frontegra Fund – Institutional Class

discussed below.

Fundamental Investment Policies and Restrictions

The Frontegra Fund has a specific fundamental policy that prohibits it from purchasing the securities of any issuer if, as a result, more than 25% of the Frontegra Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.  The SAM Fund has a fundamental policy that prohibits it, except during temporary defensive periods, from purchasing the securities of any issuer if, as a result of such purchase, less than 25% of the assets of the SAM Fund would be invested in the securities of Sustainable Issuers.  The Frontegra Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Frontegra Fund.  The SAM Fund does not have a corresponding fundamental investment policy.

Non-Fundamental Investment Policies and Restrictions

The Frontegra Fund has non-fundamental policies restricting short sales, purchasing securities on margin, purchasing securities of other investment companies, investing all of the Fund’s assets in the securities of a single open-end investment management company, engaging in futures or options on futures transactions, borrowing money, making loans and changing a Fund’s investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name.  The SAM Fund has not adopted formal non-fundamental investment policies.  However, the SAM Fund has adopted fundamental policies prohibiting the SAM Fund from making loans and from borrowing money, except in certain situations.  Additionally, the SAM Fund has specific operating policies regarding short sales, purchasing securities on margin, purchasing securities of investment companies, futures transactions and minimum investments in securities suggested by its name, which are described in its Prospectuses and Statement of Additional Information.

For a more complete discussion of each Fund’s investment policies and fundamental and non-fundamental investment policies and restrictions, see Appendix B.

	SAM Fund – Institutional and Investor Classes	Frontegra Fund – Institutional Class
Buying, Selling and Exchanging Shares
Management and Administration Fees	Management Fee. The Fund pays a management fee to SAM at an annual rate of 0.80% of the Fund’s average daily net assets.	Management Fees. The Fund pays a management fee to Frontegra at an annual rate of 0.80% of the Fund’s average daily net assets.

Subadvisory Fee. N/A

Subadvisory Fees.  Frontegra will pay SAM for its investment subadvisory services a fee equal to 50% of the net advisory fee received by Frontegra from the Fund after giving effect to any contractual or voluntary expense cap borne by Frontegra.  SAM will reimburse Frontegra for expenses related to the Reorganization out of the subadvisory fee.

Administration Fees.  The Fund pays separate fees for administration, fund accounting, transfer agency services and dividend disbursing services to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”).  Additionally, the Fund pays separate fees for custodial services to PFPC Trust Company.

Administration Fees.  The Frontegra Fund pays a separate fee for administration, fund accounting, transfer agency services and dividend disbursing services to U.S. Bancorp Fund Services, LLC.  Additionally, the Fund pays separate fees for custodial services to U.S. Bank, N.A.

Distribution

BNY Mellon Distributors, Inc. (“BNY Distributors”) provides distribution services to the SAM Fund.  BNY Distributors does not receive compensation from RBB for distribution of the Fund’s Institutional Class shares.  However, SAM pays an annual fee to BNY Distributors for underwriting services.  With respect to Investor Class shares, the Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), under which BNY Distributors is entitled to receive from the Fund a distribution fee, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class shares.

Frontegra Strategies, LLC, an affiliate of Frontegra (“Frontegra Strategies”), provides distribution services to the Frontegra Fund.  Frontegra Strategies does not receive compensation from FFI for distribution of the Fund’s shares.  Frontegra has not adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to Institutional Class shares of the Frontegra Fund and therefore, no Rule 12b-1 fees will be charged against the Fund’s assets.

Expense Limitations and Overall Expenses

SAM has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceeds 1.20% and 1.45% of the first $50 million of the Fund’s average daily net assets attributable to Institutional Class shares and Investor Class shares, respectively; 1.10% and 1.35% of the Fund’s average daily net assets attributable to Institutional Class shares and Investor Class shares, respectively, between $50 million and $100 million; and 1.00% and 1.25% of the Fund’s average daily net assets attributable to Institutional Class shares and Investor Class shares, respectively, in excess of $100 million through December 31, 2011. SAM may not recoup any of its waived investment advisory fees.

Frontegra has contractually agreed to waive a portion or all of its management fees and/or pay the Fund’s expenses to ensure that Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (“AFFE”), interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.20% of the average daily net assets at least through [October 31, 2013].  The fee waiver/expense limitation is not subject to breakpoints based on the Fund’s average daily net assets.  This agreement may only be terminated prior [October 31, 2013] by the Board of Directors of FFI (the “FFI Board”).  Frontegra is entitled to recoup fees and expenses for a period of up to three years from the date Frontegra reduced its compensation and/or assumed expenses of the Fund to the extent actual fees and expenses for a period are less than the expense limitation.

Buying Shares	You may buy shares directly through the Fund’s transfer agent or other financial intermediaries.	Same.
Exchange Privilege	You may exchange your Institutional or Investor Class shares of the Fund for Institutional or Investor Class shares, respectively, of another Robeco Investment	You may exchange all or a portion of your Frontegra Fund shares with shares of another series of FFI if you meet the minimum investment

	SAM Fund – Institutional and Investor Classes	Frontegra Fund – Institutional Class

Fund up to six times per year.  However, if you hold the Fund’s shares for less than 60 days (with the exception of shares held by defined contribution plans), an exchange will be subject to a transaction fee of 1.00%.

requirements for the class and series into which you would like to exchange.  However, if you hold the Fund’s shares for less than 30 days, an exchange will be subject to a fee of 2.00%.  The exchange fee will not apply to shares purchased through certain omnibus accounts, acquired through dividends or capital investments or redeemed because of death or disability.

Selling Shares

Shares of the SAM Fund will be sold at the net asset value per share calculated after the Fund receives your request in good order.  However, with the exception of defined contribution plans, if you redeem shares held for less than 60 days, a transaction fee of 1.00% of the NAV of the of the shares redeemed at the time of redemption will be charged.

Shares of the Frontegra Fund will be sold at the net asset value per share calculated after the Fund receives your request in good order.  However, if you redeem shares held for less than 30 days, a redemption fee of 2.00% of the amount redeemed will be charged.  The redemption fee will not apply to shares purchased through certain omnibus accounts, acquired through dividends or capital investments or redeemed because of death or disability.

If the account is registered in your name, you may sell your shares by contacting the Fund by mail or telephone as described in detail in the Fund’s Prospectuses.  Redemptions may also be made through financial intermediaries, such as fund supermarkets or broker-dealers, who may charge a commission or other transaction fee.

You may sell your shares by mail. Redemptions may also be made through financial intermediaries, such as fund supermarkets or broker-dealers, who may charge a commission or other transaction fee.

Comparison of Principal Risks of Investing in the Funds

Because each Fund has the same portfolio managers and virtually identical investment objectives and investment strategies, the investment risks associated with an investment in the Frontegra Fund are the same as those associated with an investment in the SAM Fund.  A discussion of certain principal risks of investing in the Frontegra Fund is set forth below, which risks also apply to an investment in the SAM Fund.  This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the SAM Fund’s Prospectuses and the Statement of Additional Information.

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth more or less than your initial investment.  U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.

Foreign Securities Risks.  The Fund invests significantly in securities of companies in foreign countries.  Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets compared to U.S. markets.

Non-Diversification Risk.  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies.  Gains or losses on a single stock may have greater impact on the Fund.

Sustainability Investment Criteria Risk.  The Fund’s sustainability investment criteria may limit the number of investment opportunities available to the Fund and inhibit its ability to participate in certain attractive investments that otherwise would be consistent with its investment objective.  As a result, at times the Fund’s returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote sustainability goals may not perform as well as companies that do not pursue such goals.

Emerging Markets Risks.  The risks of foreign investments typically are greater in emerging markets.  Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility.  These countries may have less developed legal and accounting structures and are more likely to experience high levels of inflation, deflation or currency devaluations, which could adversely affect their economies and securities markets.

Currency Risks.  Investments in foreign securities denominated and traded in foreign currencies involve additional risks.  The value of the Fund’s foreign securities as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  In addition, the Fund may incur costs in connection with conversions between various currencies.

Small- and Medium-Capitalization Company Risks.  Small-capitalization and medium-capitalization companies are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of medium-capitalization and small-capitalization companies may be substantially less than is typical of larger companies.  Therefore, securities of these companies may be subject to greater and more abrupt price fluctuations and may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.  Additionally, the Fund may invest in small-capitalization companies whose securities may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets” and may not be traded every day or in at the volume typical of trading on a national securities exchange.

Micro-Capitalization Risks.  The prices of micro-capitalization securities are generally even more volatile and their markets are even less liquid relative to small-capitalization, mid-capitalization and large-capitalization securities.  Therefore, investments in the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in securities of micro-capitalization companies.

Derivatives Risk.  The Fund’s investments in derivative instruments such as options, forward currency exchange contracts, swaps and futures, which may be leveraged, expose the Fund to additional risks and transaction costs and may result in losses.  The use of derivative instruments include the risk that securities prices will not move in the direction that SAM anticipates and the risk that the counterparty will fail to perform its obligations, which may result in losses exceeding the amounts invested.

Illiquid Securities Risk.  Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation.  Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of such securities.

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio.  SAM and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If SAM is not able to select better-performing securities, the Fund may lose money.

Other Consequences of the Reorganization

Management Fee and Structure.  SAM currently serves as sole investment adviser to the SAM Fund.  After the Reorganization, Frontegra will serve as investment adviser to the Frontegra Fund.  Frontegra will engage SAM as the subadviser to the Frontegra Fund and will pay the subadviser a fee as described below from its own assets.  As adviser, Frontegra will be responsible for oversight of the activities of SAM.  The SAM Fund pays, and the Frontegra Fund will pay a management fee equal to the following annual percentage of average daily net assets:

SAM Fund Management Fee – Paid to SAM	Frontegra Fund Management Fee – Paid to Frontegra
0.80%	0.80%

Under the investment advisory agreement between FFI, on behalf of the Frontegra Fund, and Frontegra, the annual management fee rate payable by the Frontegra Fund (without giving effect to expense limitations) is the same as the rate currently payable to SAM by the SAM Fund.  Pursuant to the subadvisory agreement between SAM and Frontegra, Frontegra will pay SAM a subadvisory fee in an amount equal to 50% of the net advisory fee received by Frontegra from the Frontegra Fund after giving effect to any contractual or voluntary expense cap waivers or reimbursements borne by Frontegra.  SAM will reimburse Frontegra out of the subadvisory fee it receives until Frontegra has recovered all costs and expenses borne by Frontegra in connection with the Reorganization.  The investment advisory and subadvisory agreements are further described under “Additional Information about the Funds – Investment Advisory and Subadvisory Agreements,” below.

Expense Limitation.  Frontegra and FFI will enter into an expense limitation agreement under which Frontegra will agree to limit the total annual operating expenses of the Frontegra Fund’s Institutional Class shares (excluding AFFE, interest, taxes, brokerage commissions and extraordinary expenses) to 1.20% of the Fund’s average daily net assets for the Frontegra Fund shareholders, which is the same as the net expense ratio for the Institutional Class shares of the SAM Fund for the fiscal year ended August 31, 2010.  This agreement will remain in effect until at least [October 31, 2013], and may only be terminated prior to [October 31, 2013] by the FFI Board.  After [October 31, 2013], the agreement will automatically renew for successive one-year terms unless terminated by Frontegra or FFI prior to any such renewal.

Operating Expenses.  Following the Reorganization, gross fund operating expenses of the Frontegra Fund are expected to decrease.  In particular, other expenses, which include administration, accounting and transfer agent fees currently paid by the SAM Fund, are expected to be lower for the Frontegra Fund.

Share Classes of the Frontegra Fund.  In connection with the Reorganization, Institutional Class and Investor Class shareholders of the SAM Fund will receive Institutional Class shares of the Frontegra Fund.

Past Performance

Set forth below is past performance information for the Institutional Class shares of the SAM Fund, the class with the longest performance history, which may help provide an indication of some of the risks of investing in the Frontegra Fund.  Annual returns for the Investor Class shares of the SAM Fund differ only to the extent that the classes do not have the same expenses.  Performance information for the Frontegra Fund is not presented because it has not yet commenced operations.  As accounting successor of the SAM Fund, the Frontegra Fund will assume the SAM Fund’s historical performance after the Reorganization.  The bar chart shows the SAM Fund’s total returns before taxes for the past year, while the table compares the average annual total returns of the SAM Fund to a broad measure of market performance.  All returns assume reinvestment of dividends and distributions.   Please keep in mind that a fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.  Updated performance information is available by calling 1-888-261-4073.

Calendar Year Total Returns

The SAM Fund’s return from January 1, 2011 through March 31, 2011 was [___]%.

Best and Worst Quarterly Performance (during the period shown above)

Best Quarter Return	Worst Quarter Return

13.44% (3rd Q, 2010)	(11.55)% (2nd Q, 2010)

Average Annual Total Returns

The after-tax returns shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the SAM Fund.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns

(For periods ended December 31, 2010)

Fund/Index	One Year	Since SAM Fund’s Inception*
SAM Fund – Institutional Class
Institutional Class - Return Before Taxes	13.52%	25.97%
Institutional Class - Return After Taxes on Distributions	11.64%	22.43%
Institutional Class - Return After Taxes on Distributions and Sale of Fund Shares	8.81%	20.14%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	11.76%	21.38%
SAM Fund - Investor Class
Investor Class - Return Before Taxes	13.17%	26.07%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	11.76%	21.38%

__________________

*  The Institutional Class shares of the SAM Fund commenced operations on June 18, 2009 and the Investor Class shares of the SAM Fund commenced operations on July 15, 2009.  The returns for the MSCI World Index have been calculated since the inception date of the Institutional and Investor Class shares as applicable.

The Funds’ Fees and Expenses

The following Summary of Fund Expenses shows the current fees and expenses for the SAM Fund (based on the fiscal year ended August 31, 2010) and the pro forma fees and expenses of the Frontegra Fund for the same period assuming the Reorganization had occurred on September 1, 2009.

Summary of Fund Fees and Expenses

	SAM Fund		(Pro Forma) Frontegra Fund
	Institutional Class	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption fee (as a percentage of amount redeemed, if applicable)	1.00%(1)	1.00%(1)	2.00%(2)
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.00%(1)	1.00%(1)	2.00%(2)
Maximum Account Fee	None(3)	None(3)	$40(4)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	0.25%	None
Other Expenses	2.01%	2.01%	0.89%(5)
Total Annual Fund Operating Expenses	2.81%	3.06%	1.69%
(Fee Waiver/Expense Reimbursement)	(1.61)%(6)	(1.61)%(6)	(0.49)% (7)
Net Annual Fund Operating Expenses	1.20%(6)	1.45%(6)	1.20% (7)

__________________

(1)

The SAM Fund will charge a redemption or exchange fee for shares held 60 days or less, except in certain circumstances.

(2)

The Frontegra Fund will charge a redemption or exchange fee for shares held 30 days or less, except in certain circumstances.

(3)

The SAM Fund will charge a transaction fee of $7.50 on shares redeemed by wire.  A $15.00 custodial maintenance fee is charged per IRA account per year.

(4)

The Frontegra Fund will charge a service fee of $25.00 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(5)

Other Expenses for the Frontegra Fund are estimated for the first fiscal year.

(6)

SAM has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than brokerage commissions, extraordinary items, interest or taxes ) exceeds 1.20% and 1.45% on the first $50 million of the SAM Fund’s average daily net assets attributable to Institutional Class shares and Investor Class shares, respectively; 1.10% and 1.35% of the SAM Fund’s average daily net assets attributable to Institutional Class shares and Investor Class shares, respectively, between $50 million and $100 million; and 1.00% and 1.25% of the SAM Fund’s average daily net assets attributable to Institutional Class shares and Investor Class shares, respectively, in excess of $100 million through December 31, 2011.  SAM may not recoup any of its waived investment advisory fees.

(7)

The Frontegra Fund is subject to an expense limitation agreement, which limits the Frontegra Fund’s total operating expenses for Institutional Class shares (excluding AFFE, interest, taxes, brokerage commissions and extraordinary expenses) to 1.20% of the Frontegra Fund’s average daily net assets through [October 31, 2013], with successive renewal terms of one year and may only be terminated prior to [October 31, 2013] by the FFI Board.  Frontegra is entitled to recoup fees and expenses for up to three years from the date Frontegra reduced its compensation and/or assumed expenses of the Frontegra Fund to the extent actual fees and expenses for a period are less than the expense limitation.

Example of Effect on Fund Expenses

The example is intended to help you compare the cost of investing in the Institutional Class and Investor Class shares of the SAM Fund with the cost of investing in Institutional Class shares of the Frontegra Fund, assuming the Reorganization has been completed.

The example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that each Fund’s total operating expenses remain the same each year (taking into account the contractual expense limitations for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
SAM Fund – Institutional Class	$122	$718	$1,341	$3,021
SAM Fund – Investor Class	$148	$794	$1,465	$3,261
Frontegra Fund	$122	$434	$823	$1,913

Portfolio Turnover

The SAM Fund pays, and the Frontegra Fund will pay, transaction costs, such as commissions when it buys and sells securities (or turns over its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During its most recent fiscal year, the SAM Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Federal Income Tax Consequences of the Reorganization

As a condition to the Reorganization, each Fund will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes within the meaning of Section 368(a)(1)(F) of the Code.  Accordingly, neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  In addition, the tax basis and the holding period of the Frontegra Fund shares received by each shareholder of the SAM Fund in the Reorganization will be the same as the tax basis and holding period of the SAM Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Frontegra Fund shares received, the SAM Fund’s shares given up must have been held as capital assets by the shareholder.  See “Proposal to Approve Reorganization Agreement — Federal Income Tax Consequences,” below.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this proxy statement/prospectus relating to the Reorganization.  This summary is qualified by reference to the more complete information contained elsewhere in this proxy statement/prospectus, the prospectus and Statement of Additional Information of the SAM Fund, and the Reorganization Agreement.  Shareholders should read this entire proxy statement/prospectus carefully.

PROPOSAL TO APPROVE REORGANIZATION AGREEMENT

Reasons for the Reorganization.  The primary purpose of the Reorganization is to restructure the SAM Fund as a series of FFI, a mutual fund family consisting of nine portfolios sponsored by Frontegra and distributed by Frontegra Strategies.  SAM is proposing the Reorganization for financial and strategic reasons.  The Reorganization will result in SAM becoming a series of FFI, which SAM and Frontegra believe will provide more opportunities for the Fund’s growth over the long term, in particular through Frontegra’s established referral network of institutional consultants.  Although the Reorganization will result in a change in the investment adviser, the investment advisory fee paid by the Frontegra Fund following the Reorganization will remain the same as the fee currently paid by the SAM Fund.  Frontegra will engage SAM as subadviser to the Frontegra Fund, subject to its oversight, so that the day-to-day management of the Frontegra Fund is not expected to change.  Frontegra has agreed to retain an expense cap for the Frontegra Fund following the Reorganization, through at least [October 31, 2013], that is similar to the expense cap in effect for the Institutional Class shareholders of the SAM Fund during the current fiscal year.  In addition, the Reorganization is expected to result in a decrease of the Fund’s gross operating expenses.  The RBB Board has recommended that shareholders approve the Reorganization.

Approval of the Reorganization will be determined solely by the shareholders of the SAM Fund.  If the SAM Fund does not obtain shareholder approval of the Reorganization, the RBB Board would then consider other alternatives, which may include liquidating the SAM Fund.

Reorganization Agreement.  The shareholders of the SAM Fund are being asked to approve the Reorganization Agreement which sets forth the terms by which the SAM Fund would be reorganized with and into the Frontegra Fund.  The form of the Reorganization Agreement that you are being asked to approve is attached as Appendix A and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement.  The following sections summarize the material terms of the Reorganization Agreement and the federal income tax treatment of the reorganization.

The Reorganization.  The Reorganization Agreement provides that upon the transfer of all of the assets and liabilities of the SAM Fund to the Frontegra Fund, the Frontegra Fund will issue to the SAM Fund the number of full and fractional Frontegra Fund shares having an aggregate net asset value equal in value to the aggregate assets of the SAM Fund, calculated as of the closing date of the Reorganization (the “Closing Date”).  The SAM Fund will redeem its shares in exchange for the Frontegra Fund shares received by it and will distribute such shares to the shareholders of the SAM Fund in complete liquidation of the SAM Fund.  SAM Fund shareholders will receive Frontegra Fund shares based on their respective holdings in the SAM Fund as of the Closing Date.

Upon completion of the Reorganization, each shareholder of the SAM Fund will own that number of full and fractional shares of the Frontegra Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the SAM Fund as of the Closing Date.  Such shares will be held in an account with the Frontegra Fund identical in all material respects to the account currently maintained by the SAM Fund for such shareholder.

Until the closing, shareholders of the SAM Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the SAM Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the closing will be treated as requests received for the redemption or purchase of shares of the Frontegra Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the SAM Fund will be canceled on the books of the Fund and the transfer agent’s books of the SAM Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, approval of the Reorganization Agreement and the transactions contemplated thereby described in this proxy statement/prospectus by the SAM Fund shareholders, the receipt of a legal opinion from counsel to the SAM Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement.  Assuming satisfaction of the conditions in the Reorganization Agreement, the effective time of the Reorganization will be at 4:00 p.m. Eastern time on [May 20, 2011], or such other date as is agreed to by the parties.

The Reorganization Agreement may not be changed except by an agreement signed by each party to the Agreement.

Federal Income Tax Consequences.  Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the SAM Fund.  This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this proxy statement/prospectus, all of which may change, possibly with retroactive effect.  Any such changes could alter the tax consequences described in this summary.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of SAM Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

SAM FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE PARTICULAR U.S. FEDERAL INCOME TAX OR OTHER TAX CONSEQUENCES TO THEM OF THE REORGANIZATION AND THE OTHER TRANSACTIONS CONTEMPLATED HEREIN.

The SAM Fund and Frontegra Fund will each receive an opinion from the law firm of Drinker Biddle & Reath LLP substantially to the effect that, based on certain facts, assumptions and representations made by the SAM Fund and the Frontegra Fund, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(1)

The transfer of all of the assets of the SAM Fund to the Frontegra Fund in exchange solely for shares of the Frontegra Fund and the assumption by the Frontegra Fund of all of the liabilities of the SAM Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Frontegra Fund and the SAM Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)

the SAM Fund will recognize no gain or loss (a) upon the transfer of its assets to the Frontegra Fund in exchange for Frontegra Fund shares and the assumption of the liabilities of the SAM Fund, or (b) upon the distribution of the Frontegra Fund shares to the shareholders of the SAM Fund;

(3)

the Frontegra Fund will recognize no gain or loss upon the receipt of the assets of the SAM Fund in exchange for the Frontegra Fund shares and the assumption of the liabilities of the SAM Fund;

(4)

the tax basis in the hands of the Frontegra Fund of each asset of the SAM Fund transferred to the Frontegra Fund in the Reorganization will be the same as the basis of that asset in the hands of the SAM Fund immediately before the transfer;

(5)

the holding period of each asset of the SAM Fund in the hands of the Frontegra Fund will include the period during which that asset was held by the SAM Fund;

(6)

the shareholders of the SAM Fund will recognize no gain or loss upon their receipt of the Frontegra Fund shares;

(7)

the aggregate tax basis of the Frontegra Fund shares received by each shareholder of the SAM Fund will equal the aggregate tax basis of the SAM Fund shares surrendered in exchange therefor;

(8)

the holding period of the Frontegra Fund shares received by each SAM Fund shareholder will include the holding period of the SAM Fund shares surrendered in exchange therefor, provided that the SAM Fund shares are held by that shareholder as capital assets on the date of the exchange;

(9)

the Frontegra Fund will succeed to and take into account the tax attributes of the SAM Fund described in Section 381(c) of the Code; and

(10)

the taxable year of the SAM Fund will not end on the Closing Date but will instead continue as the taxable year of the Frontegra Fund.

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in a SAM Fund shareholder recognizing gain or loss with respect to each SAM Fund share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of the Frontegra Fund shares received in exchange therefor.  In such event, a shareholder’s aggregate basis in the shares of the Frontegra Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held SAM Fund shares.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above.  Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.  No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated.  No ruling has been or will be requested from the IRS in connection with this transaction.  No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein.  Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

Board Considerations.

RBB Board.  In considering and approving the Reorganization at a meeting held on February 17, 2011, the RBB Board discussed the future of the SAM Fund and the advantages of reorganizing the SAM Fund into the Frontegra

Fund.  Among other things, the Directors also reviewed, with the assistance of independent counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.

In considering the Reorganization, the Directors took into account a number of factors.  Some of the more prominent considerations are discussed further below.  The Directors considered the following matters, among others and in no order of priority:

First, the investment objective and investment strategies and policies of the Frontegra Fund are the substantially the same as those of the SAM Fund.

Second, shareholders of the SAM Fund will experience continuity in portfolio management because SAM, the investment adviser to the SAM Fund, will continue to manage the Frontegra Fund’s assets on a day-to-day basis as subadviser to the Frontegra Fund. Frontegra, as investment adviser to the Frontegra Fund, will oversee SAM in accordance with the terms of their subadvisory agreement.

Third, while SAM will manage the assets of the Frontegra Fund as its subadviser, Frontegra will be responsible for the overall management of the Frontegra Fund’s operations. Frontegra was organized in 1996 and has broad experience and resources in managing investment companies. Furthermore, FFI was organized in 1996 and has experienced directors, management and service providers.

Fourth, Frontegra and its affiliates have great potential for increasing the size of the Frontegra Fund.  Frontegra Strategies, which is an affiliate of Frontegra, may undertake marketing activities on behalf of the Frontegra Fund.  Through these arrangements, Frontegra Strategies will provide marketing services to SAM and the Frontegra Fund not currently available to the SAM Fund.   Over the long term, if this potential for a larger asset base is realized, the greater asset size of the Frontegra Fund may allow it, relative to the SAM Fund and for a longer period, to: (i) obtain better net prices on securities trades and (ii) reduce long-term per share expenses by spreading fixed costs over a larger asset base.

Fifth, the Reorganization will not result in a change in the investment advisory fee and Frontegra has agreed to limit the total annual operating expenses of the Frontegra Fund’s Institutional Class shares (excluding AFFE, interest, taxes, brokerage commissions and extraordinary expenses) to 1.20% of the Fund’s average daily net assets for the Frontegra Fund shareholders until at least [October 31, 2013].

Sixth, the Reorganization will be tax-free for federal income tax purposes for the SAM Fund and its shareholders.

Seventh, the costs of the Reorganization will not be borne by the SAM Fund, but would be borne by either Frontegra or SAM.

The RBB Board also considered the historical performance of the SAM Fund and its benchmarks, although no assurances may be given that the Frontegra Fund will achieve any particular level of performance after the Reorganization. The Frontegra Fund will assume the financial and performance history of the SAM Fund at the closing of the Reorganization.

The RBB Board recognizes that SAM and Frontegra (as well as other Frontegra affiliates) will benefit from the Reorganization. Because the Frontegra Fund will be the accounting successor to the SAM Fund and will assume the SAM Fund’s performance record, Frontegra expects to be able to increase the Frontegra Fund’s assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives with no historical performance record. That expected asset growth benefits Frontegra by increasing its management fees and accelerating the point at which management of the Frontegra Fund is profitable to Frontegra. As the subadviser to the Frontegra Fund, SAM would similarly benefit from increased assets. The RBB Board realizes that, as a result, the additional financial benefits to SAM may give it greater resources to manage mutual funds and other assets that may benefit the SAM Fund as well as its other clients.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the RBB Board determined that the Reorganization is in the best interests of the SAM Fund shareholders.

Accordingly, the RBB Board unanimously approved the Reorganization with the Frontegra Fund pursuant to the Reorganization Agreement and recommended the approval of the proposal by shareholders.

FFI Board.  The FFI Board considered the proposed Reorganization from the perspective of the Frontegra Fund.  The FFI Board determined that the Reorganization is in the best interests of the Frontegra Fund, and, accordingly, unanimously approved the Reorganization with the SAM Fund and the Reorganization Agreement.

Costs and Expenses of the Reorganization.  The Reorganization Agreement provides that Frontegra will bear certain costs and expenses of the Reorganization, including expenses incurred in connection with entering into and carrying out of the provisions of the Reorganization Agreement, expenses incurred in the preparation and filing of this proxy statement/prospectus, certain professional fees and certain conversion fees.  SAM will bear certain other costs and expenses, such as legal fees incurred by SAM in relation to the Reorganization Agreement and this proxy statement/prospectus.  BNY Mellon, together with The Altman Group, Inc., a third party solicitation firm, has agreed to provide proxy solicitation services to the SAM Fund at a cost of approximately $2,500.  Frontegra or SAM will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

Capitalization.  The following table sets forth the capitalization of the Funds, and on a pro forma basis the successor Frontegra Fund, as of December 31, 2010 giving effect to the Reorganization.  Currently, the Frontegra Fund has no assets and no shares outstanding, which is the reason its current capitalization is not shown below.

SAM Fund and Frontegra Fund

Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share

SAM Fund – Institutional Class	$19,299,310	1,539,782	$12.53
SAM Fund – Investor Class	$ 10,825	864	$12.53
Frontegra Fund (Pro Forma)	$19,310,135	1,540,646	$12.53

Recommendation of the Board of Directors.  The RBB Board recommends that shareholders of the SAM Fund vote FOR the proposal to approve the Reorganization Agreement.

VOTING INFORMATION

General.  The record holders of the shares outstanding of the SAM Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the meeting.  The Institutional Class and Investor Class shareholders of the SAM Fund will vote together as a single class.  Whether you expect to be personally present at the meeting or not, we encourage you to vote by proxy.  You can do this by completing, dating, signing and returning the accompanying proxy card using the enclosed postage prepaid envelope.  By voting by proxy, your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR the proposal, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the SAM Fund a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person.  If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments of the Meeting.  Attendance by a shareholder at the Meeting does not itself revoke a proxy.

In order to transact business at the Meeting, a “quorum” must be present.  Under RBB’s articles of incorporation, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of the SAM Fund entitled to vote at the Meeting.  Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding shares of the SAM Fund entitled to vote as of March 11, 2011 (the “Record Date”).  In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the proposal.  Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote those proxies that are entitled to vote FOR the proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.  They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes.”

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted.  Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.  Accordingly, shareholders are urged to forward their voting instructions promptly.  Abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval for the Reorganization.

Only the shareholders of record of the SAM Fund at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.  As of the Record Date, there were [___________] issued and outstanding shares of beneficial interest of the SAM Fund.

Proxy Solicitation.  BNY Mellon, together with The Altman Group, Inc., a third party proxy solicitation firm, will provide proxy solicitation services to the SAM Fund at a cost of approximately $2,500.  Shareholder votes will be solicited primarily by mail.  Proxies may also be solicited by telephone, by fax or in person by the directors, officers and employees of the SAM Fund; by personnel of SAM and the SAM Fund’s transfer agent, BNY Mellon, or by broker-dealer firms.

Required Vote.  Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the SAM Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the lesser of: (1) 67% or more of the voting securities present at the Meeting, if more than 50% of the outstanding voting securities of the SAM Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the SAM Fund.

Appraisal Rights.  If the Reorganization Agreement is approved at the meeting, shareholders of the SAM Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law.  Additionally, under Maryland law, no appraisal rights are available to holders of shares of any class of stock if the stock is that of an open-end investment company.  The SAM Fund’s shareholders, however, have the right to redeem their shares at net asset value until the closing date of the Reorganization.  After the Reorganization, shareholders of the SAM Fund will hold shares of the Frontegra Fund, which may also be redeemed at net asset value.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Advisers.  Frontegra will serve as the investment adviser to the Frontegra Fund pursuant to an investment advisory agreement.  If the proposal is approved by the shareholders of the SAM Fund, Frontegra would serve as the investment adviser, and SAM would serve as the subadviser pursuant to a new subadvisory agreement, to the Frontegra Fund.

Frontegra is an investment management firm that serves as investment adviser to nine mutual funds.  Frontegra is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  As of December 31, 2010, Frontegra had approximately $742 million in assets under management.  Frontegra was organized in 1996.

SAM is an asset management firm that serves as investment adviser to individual and institutional clients.  SAM is located at 909 Third Avenue, 32nd Floor, New York, NY 10022 and Josefstrasse 281, CH-8005 Zurich, Switzerland.  As of December 31, 2010, SAM had approximately $[___________] under management.  SAM has been in the investment management business since 2005.  SAM is a subsidiary of Robeco Groep, N.V. (“Robeco Groep”), a Dutch public limited company.  Founded in 1929, Robeco Groep is one of the world’s oldest asset management organizations.

Purchase, Redemption and Exchange Policies.  The following chart highlights the purchase, redemption and exchange policies of the SAM Fund as compared to such policies of the Frontegra Fund.  For a more complete discussion of each Fund’s purchase, redemption and exchange policies, please see the applicable sections of the SAM Fund’s prospectus and Appendix C with respect to the Frontegra Fund.

Purchase, Redemption and Exchange Policies	SAM Fund		Frontegra Fund
	Institutional Class	Investor Class
Minimum Initial Purchase	$100,000	$2,500	$100,000*

Additional investments	$5,000	$100	$1,000

Purchases	By check, wire, telephone, through a broker-dealer or other financial intermediary or by exchange privilege (subject to certain rules)		By check, wire, through a broker-dealer or other financial intermediary or by exchange privilege

Redemptions	By check, wire, telephone or electronic funds transfer		By check or wire

Exchange Privileges	Yes		Yes

Market Timing Policies

May reject a purchase or exchange order, delay payment of immediate cash redemption proceeds, revoke a shareholder’s privilege to purchase shares or limit the amount of any exchange if, in RBB’s or SAM’s judgment, the investor has a history of excessive trading or trading has been or may be disruptive to the Fund

May decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations

Redemption Fees	1.00% (as a percentage of amount redeemed on shares held 60 days or less)		2.00% (as a percentage of amount redeemed on shares held 30 days or less)

Exchange Fees	1.00% (as a percentage of amount exchanged on shares held 60 days or less)		2.00% (as a percentage of amount exchanged on shares held 30 days or less)

_________________

* The minimum initial purchase amount will be waived for current Investor Class shareholders of the SAM Fund.

Dividends and Distributions.  The SAM Fund and Frontegra Fund generally distribute substantially all of their investment company taxable income and net capital gain, if any, at least annually.

Tax Information.  The SAM Fund’s distributions are, and the Frontegra Fund’s distributions will be, taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the SAM Fund or the Frontegra Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and/or their related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the SAM

Fund and/or the Frontegra Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Advisory and Subadvisory Agreements.  Under its advisory agreement with FFI, Frontegra supervises the management of the Frontegra Fund’s investments and business affairs, subject to the supervision of the FFI Board.  At its expense, Frontegra provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its services, the Frontegra Fund will pay to Frontegra a monthly advisory fee at the annual rate of 0.80% of the average daily net asset value of the Fund.  Pursuant to an expense limitation agreement, Frontegra has agreed to waive its management fee and/or reimburse the Frontegra Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding AFFE, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.20% of the Fund’s average daily net assets.  The expense limitation agreement will continue in effect until [October 31, 2013], with successive renewals of one year and may only be terminated prior to [October 31, 2013] by the FFI Board.  The expense limitation agreement has the effect of lowering the overall expense ratio for the Frontegra Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.  Any such waiver/reimbursement is subject to later adjustment during the term of the advisory agreement to allow Frontegra to recoup amounts waived/reimbursed to the extent actual fees and expenses for a period are less than the expense limitations, provided that Frontegra shall only be entitled to recoup such amounts for a maximum period of three years following the fiscal year in which such amount was waived or reimbursed.  Please refer to “Summary—Summary of Fund Expenses” which illustrates the pro forma operating expenses for the Frontegra Fund after giving effect to the Reorganization.

Under its advisory agreement with RBB, SAM manages the SAM Fund’s investments and business affairs, subject to the supervision of the RBB Board.  As compensation for its services, the SAM Fund pays SAM an annual management fee of 0.80% of its average daily net assets.  The advisory fee is computed daily and payable monthly.  SAM has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual fund operating expenses (other than brokerage commissions, extraordinary items, interest or taxes ) exceeds 1.20% and 1.45% on the first $50 million of the SAM Fund’s average daily net assets attributable to Institutional Class shares and Investor Class shares, respectively; 1.10% and 1.35% of the SAM Fund’s average daily net assets attributable to Institutional Class shares and Investor Class shares, respectively, between $50 million and $100 million; and 1.00% and 1.25% of the SAM Fund’s average daily net assets attributable to Institutional Class shares and Investor Class shares, respectively, in excess of $100 million through December 31, 2011.  SAM may not recoup any of its waived investment advisory fees.  A discussion regarding the RBB Board’s basis for approving the investment advisory agreement is included in the SAM Fund’s annual report for the fiscal year ended August 31, 2010.

In connection with the Reorganization, Frontegra and SAM will enter into a subadvisory agreement under which SAM serves as the subadviser to the Frontegra Fund and, subject to Frontegra’s supervision, manages the portfolio assets of the Frontegra Fund.  Under the subadvisory agreement, SAM will be compensated by Frontegra for its investment advisory services at 50% of the net fee received by Frontegra from the Fund after giving effect to any contractual or voluntary expense cap borne by Frontegra.  SAM will reimburse Frontegra for expenses incurred relating to the Reorganization out of the subadvisory fee.  A discussion regarding the FFI Board’s basis for approving the investment advisory agreement and subadvisory agreement will be included in the Frontegra Fund’s annual report for the fiscal year ended June 30, 2011.

Description of the Securities to be Issued; Rights of Shareholders.  Set forth below is a description of the Frontegra Fund shares to be issued to the shareholders of the SAM Fund in the Reorganization.  Also set forth below is a discussion of the rights of shareholders of each Fund.

The following is a summary of the rights of shareholders of the Frontegra Fund and SAM Fund, but does not purport to be a complete description of these rights.  These rights may be determined in full by reference to the Maryland General Corporation Law, the articles of incorporation of FFI, as amended, the articles of incorporation of RBB, as amended, the bylaws of FFI, as amended, and the bylaws of RBB, as amended (collectively, the “Governing Instruments”).  The Governing Instruments are subject to amendment in accordance with their terms.  Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Form of Organization.  The Frontegra Fund is a series of FFI, an open-end management investment company organized as a Maryland corporation on May 24, 1996.  The Frontegra Fund currently offers only Institutional Class shares of its common stock.  The SAM Fund is a series of RBB, an open-end management investment company organized as a Maryland corporation on February 29, 1988.  The SAM Fund currently offers Institutional Class shares and Investor Class shares of its common stock.

Capital Stock.  FFI’s authorized capital consists of 2,000,000,000 (two billion) shares of capital stock, par value $0.01 per share, 50,000,000 (fifty million) of which are allocated to Institutional Class shares of the Frontegra Fund.  The FFI Board is authorized to classify FFI’s shares into separate series.  The Frontegra Fund is one of nine series of FFI that the FFI Board has currently authorized.  The FFI Board is also authorized to further classify the shares of the FFI series into classes, and has authorized four different classes.  The Frontegra Fund is offering one class of shares, Institutional Class shares, to Institutional Class shareholders of the SAM Fund in this Reorganization.

RBB’s authorized capital consists of 100,000,000,000 (one hundred billion) shares of common stock, par value $0.01 per share, which may be issued in any number of classes, 100,000,000 (one hundred million) of which are allocated to Institutional Class shares of the SAM Fund and 100,000,000 (one hundred million) of which are allocated to Investor Class shares of the SAM Fund.  Currently, 79.373 billion shares have been classified into 133 classes, however, RBB only has 29 active share classes that have begun investment operations. The RBB Board has the power to classify and reclassify any unissued shares of common stock from time to time.

Voting Rights.  Each share of the Frontegra Fund represents an interest in the Frontegra Fund that is equal to and proportionate with each other share of the Frontegra Fund.  FFI Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote.  Each shareholder of the SAM Fund is also entitled to one vote per share.  Neither FFI nor RBB is required to (nor does it) hold annual shareholder meetings.  However, special meetings may be called for purposes such as electing or removing Directors.  On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.

Shareholder Liability. Maryland law provides that shareholders of a Maryland corporation, such as FFI and RBB, are not generally subject to liability for the debts or obligations of the corporation.

Preemptive Rights.  Shareholders of FFI and RBB are not entitled to any preemptive rights to purchase or subscribe for any shares that FFI or RBB may issue or sell.

Fund Directors and Officers.  FFI is managed by its Board of Directors, while RBB is managed by its Board of Directors.  The persons sitting on these two boards are not the same.  After the Reorganization, the FFI Board will continue to serve in that capacity for the Frontegra Fund.

Fund Management.  FFI is managed by Frontegra, which will supervise the management of the Frontegra Fund’s portfolio by SAM and administers FFI’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.

The SAM Fund is managed by SAM.  SAM was organized in 2005 and is located at 909 Third Avenue, 32nd Floor, New York, NY 10022 and Josefstrasse 218, CH-8005 Zurich, Switzerland.  SAM is an affiliate of Robeco Investment Management, Inc., which is the investment adviser to other series of RBB, and a subsidiary of Robeco Groep. SAM provides investment management and investment advisory services to other institutional and proprietary accounts.

Diego d’Argenio and Kai Fachinger are the portfolio managers of the SAM Fund.  Mr. D’Argenio and Mr. Fachinger will continue to manage the Frontegra Fund following the consummation of the Reorganization.

Diego d’Argenio, CFA, serves as senior portfolio manger for the SAM Fund.  He has been dually employed by SAM and SAM AG since 2005. Prior to that, he worked for three years at ARCA Asset Management in Milan as equity portfolio manager and member of its investment committee in charge of tactical asset allocation development.  He started his career in Kuwait Petroleum as a financial analyst. Mr. d’Argenio successfully pursued studies in economics with a major in finance at Rome University.  In addition to that, he holds a Masters degree in finance and investment banking and he holds a Chartered Financial Analyst designation.

Kai Fachinger serves as portfolio manager for the Fund. Mr. Fachinger joined SAM in 2007. Prior to that, he worked for one year as a financial engineer at Allianz Global Investors, where he was responsible for asset liability studies as well as for conception studies for life cycle and decumulation solutions. He earned his degree in Mathematical Finance from the University of Konstanz (Germany) in 2006.

The Statement of Additional Information relating to this proxy statement/prospectus provides additional information about the Frontegra Fund’s portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Other Fund Service Providers.  The Frontegra Fund uses the services of U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) as its transfer agent, dividend disbursing agent, administrator and fund accountant.  The Frontegra Fund also uses the services of U.S. Bank N.A., an affiliate of U.S. Bancorp, as its custodian.  The SAM Fund uses the services of BNY Mellon as its transfer agent, dividend disbursing agent, administrator and fund accountant.  The SAM Fund also uses the services of PFPC Trust Company, an affiliate of BNY Mellon as its custodian.  Upon completion of the Reorganization, U.S. Bancorp and U.S. Bank N.A. will continue to provide services to the Frontegra Fund.

Independent Accountants.  Ernst & Young LLP serves as independent registered public accounting firm to both the Frontegra Fund and the SAM Fund.

Ownership of Securities of the Funds.  The Frontegra Fund is a newly created series of FFI that will not issue shares until the Reorganization is consummated.  Accordingly, as of the Record Date, no person controlled the Frontegra Fund or owned beneficially or of record any shares of the Frontegra Fund.

As of the record date, directors and officers of the SAM Fund as a group [owned less than 1%] of the outstanding voting securities of the SAM Fund.  As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the SAM Fund:

SAM Fund

Name and Address	Parent Company	Jurisdiction	Amount (in shares)	Percentage of Class	Nature of Ownership

As of the record date, [__________________] owned a controlling interest (i.e., more than 25%) in the SAM Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the SAM Fund.

AVAILABLE INFORMATION

RBB and FFI are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC.  These documents can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. (100 F Street, Washington, D.C. 20549 and at certain of the SEC’s regional offices (addresses below).  Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

SEC Regional Offices: Atlanta - 3475 Lenox Road NE, Suite 1000, Atlanta, GA 30326;  Boston - 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago - 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver - 1801 California Street, Suite 1500, Denver, CO 80202; Fort Worth - Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles - 5670 Wilshire Blvd., 11th Floor, Los Angeles, CA 90036; Miami - 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York - 3 World Financial Center, Suite 400, New York, NY 10281; Philadelphia – The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Salt Lake City - 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco - 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to The RBB Fund, Inc., Bellevue Park Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809 within a reasonable time before the solicitation of proxies for such meeting.  The timely submission of a proposal does not guarantee its inclusion.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by the law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996.  Certain legal matters concerning the issuance of shares of the Frontegra Fund will be passed on by the law firm of Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202.

EXPERTS

The financial statements and financial highlights of the SAM Fund incorporated in this prospectus by reference from the SAM Fund’s Annual Report on Form N-CSR for the fiscal year ended August 31, 2010 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER MATTERS

The RBB Board knows of no other business to be brought before the meeting.  If, however, any other matters properly come before the meeting, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such matters in accordance with their best judgment in the interest of the SAM Fund.

Please complete, sign and return the enclosed proxy card(s) promptly.  No postage is required if mailed in the United States.

By order of the Board of Directors,

Salvatore Faia

President, The RBB Fund, Inc.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of [________], 2011, by and among The RBB Fund, Inc., a Maryland corporation (“RBB”), on behalf of its series, SAM Sustainable Global Active Fund (the “Acquired Fund”); Frontegra Funds, Inc., a Maryland corporation (“Frontegra”), on behalf of its series, Frontegra SAM Global Equity Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds” or individually, each a “Fund”); Frontegra Asset Management, Inc., an Illinois corporation (“FAM”), and Sustainable Asset Management USA, Inc., a Delaware corporation (“SAMU”), are parties to this Agreement solely for purposes of Sections 5 and 7 hereof.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each of its Investor Class shares and Institutional Class shares in exchange for Institutional Class shares of the Acquiring Fund (the “Merger Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Merger Shares to the shareholders of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

Each of RBB and Frontegra is duly organized and validly existing under, and in conformity with, the laws of the State of Maryland, and has the power to own all of its assets and to carry out its obligations under this Agreement. Each of RBB and Frontegra is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on RBB or Frontegra, as the case may be. Each of RBB and Frontegra is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund and the Acquiring Fund are separate series of RBB and Frontegra, respectively, duly established and designated in accordance with the applicable provisions of RBB’s Articles of Incorporation dated February 7, 1988, as amended and supplemented with respect to the Acquired Fund (the “RBB Articles”), and Frontegra’s Articles of Incorporation dated May 21, 1996, as amended and supplemented with respect to the Acquired Fund (the “Frontegra Articles”), respectively, and the 1940 Act.

RBB’s and Frontegra’s Boards of Directors: (i) have adopted and approved this Agreement and the transactions hereby contemplated; and (ii) have determined that participation therein is in the best interests of their respective Funds and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization (as defined below).

All covenants and obligations of a Fund contained herein shall be deemed to be covenants and obligations of RBB or Frontegra, as the case may be, acting on behalf of that Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, RBB or Frontegra, as the case may be, acting on behalf of that Fund.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.    Representations and Warranties of the Acquiring Fund.

Frontegra, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund that:

(a)       The Acquiring Fund is a series of Frontegra and, in conformity with the laws of the State of Maryland, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of Frontegra and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       The Acquiring Fund was formed for the purpose of effecting the Reorganization, has not engaged in any business prior to the Reorganization, and does not own any assets.

(c)       The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise. As of the Valuation Time (as defined in Section 3(d)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(d)       Frontegra, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of Frontegra’s Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of:  bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting the rights or remedies of creditors generally; a party’s obligations of good faith, fair dealing, diligence, reasonableness, or due notice; equitable rights, remedies, or defenses; indemnifications from or against liability; and court decisions with respect thereto.

(e)       There are no material legal, administrative or other proceedings pending or, to the knowledge of Frontegra or the Acquiring Fund, threatened against Frontegra or the Acquiring Fund which assert liability on the part of Frontegra or the Acquiring Fund or which materially affect the financial condition of Frontegra or the Acquiring Fund or Frontegra’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither Frontegra nor the Acquiring Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

(f)       Neither Frontegra nor the Acquiring Fund is obligated under any provision of the Frontegra Articles or Frontegra’s By-laws as currently in effect, as may be amended, and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(g)       There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (i) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(h)       No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(i)       The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by Frontegra on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund:

(A)       did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(B)       does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(j)       All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any security convertible into any of the Merger Shares.

(k)       The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Institutional Class shares of common stock in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(l)       At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(m)       At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, director and shareholder approvals, including those approvals described in Section (3)(b) of this Agreement, necessary to issue the Merger Shares to the Acquired Fund.

2.    Representations and Warranties of the Acquired Fund.

RBB, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund that:

(a)       The Acquired Fund is a series of RBB and, in conformity with the laws of the State of Maryland, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of RBB and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” (“RIC”) within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any income or excise tax pursuant to Sections 852 or 4982 of the Code.

(c)       RBB, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of RBB’s Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of:  bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting the rights or remedies of creditors generally; a party’s obligations of good faith, fair dealing, diligence, reasonableness, or due notice; equitable rights, remedies, or defenses; indemnifications from or against liability; and court decisions with respect thereto.

(d)       The Acquiring Fund has been furnished with: (i) the annual report of the Acquired Fund for the fiscal year ended August 31, 2010, and the audited financial statements appearing therein, having been audited by Ernst & Young LLP, independent registered public accounting firm, and (ii) the unaudited semi-annual report of the Acquired Fund for the six months ended February 28, 2011, which, in each case, fairly present the financial condition and result of operations of the Acquired Fund as of the date indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e)       The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of August 31, 2010, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)

The current Prospectuses and Statement of Additional Information of the Acquired Fund, including any amendments and supplements thereto, conform in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(g)

To RBB’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares of the Acquired Fund during the twelve-month period preceding the date hereof which would have a material adverse effect on the Acquired Fund or its assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(h)

The Acquired Fund has no unamortized or unpaid organizational fees or expenses.

(i)       There are no material legal, administrative or other proceedings pending or, to the knowledge of RBB or the Acquired Fund, threatened against RBB or the Acquired Fund that assert liability on the part of RBB or the Acquired Fund or which materially affect the financial condition of RBB or the Acquired Fund or RBB’s or the Acquired Fund’s ability to consummate the Reorganization. Neither RBB nor the Acquired Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

(j)       There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.  All material contracts and other commitments of or applicable to the Acquired Fund (other than this Agreement and investment-related contracts) will be terminated at or prior to the Closing Date, without the Acquired Fund or the Acquiring Fund incurring any penalty or liability with respect thereto.

(k)       Neither RBB nor the Acquired Fund is obligated under any provision of the RBB Articles or RBB’s By-laws dated August 16, 1988, as may be amended (the “RBB By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(l)

The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.  All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m)       As used in this Agreement, the term “Acquired Fund Investments” shall mean (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(n)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(o)       The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund:

(A)       did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(B)       does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(p)       All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (“Acquired Fund Shares”). The Merger Shares will be held of record at the time of the Reorganization by the Acquired Fund and thereafter will be distributed by the Acquired Fund to the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 8(d) of this Agreement. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares.

(q)       All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(r)       The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.  The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

(s)       The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(t)       The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.    The Reorganization.

(a)       Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and other assets, including certain books and records, and to assume all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, RBB will redeem its Acquired Fund Shares in exchange for all Merger Shares received by it and will distribute such Merger Shares to its shareholders in complete liquidation of the Acquired Fund.  Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

(b)

Prior to the Closing Date, Frontegra’s Board of Directors shall authorize the issuance of and Frontegra shall issue one Institutional Class share of the Acquiring Fund to the Acquired Fund in consideration of the payment of $10.00 and the Acquired Fund shall, as the then initial shareholder of the Acquiring Fund, approve (i) the investment advisory agreement between Frontegra, on behalf of the Acquiring Fund, and FAM and (ii) the subadvisory agreement between FAM and SAMU with respect to the Acquiring Fund.  Upon approval of the matters described in (i) and (ii) above, and immediately prior to or contemporaneously with the Reorganization, the share of the Acquiring Fund acquired by the Acquired Fund pursuant to this sub-section shall be redeemed by the Acquiring Fund for $10.00.

(c)       The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(d)       The Valuation Time shall be 4:00 p.m., Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(e)       The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(e) of this Agreement.

(f)

The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

(g)       The Acquired Fund will cease operations following the Closing Date.

(h)       All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies of all such books and records maintained by the Acquired Fund’s administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

4.      Valuation.

(a)       On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the aggregate assets of the Acquired Fund attributable to Investor Class shares and Institutional Class shares of the Acquired Fund on such date less the value of the liabilities attributable to Investor Class shares and Institutional Class shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

(b)       The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)       The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)        The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(e)       The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and termination of the Acquired Fund or otherwise.

5.    Payment of Expenses.

(a)       Except as otherwise provided in this Section 5, all expenses of the Reorganization will be borne by FAM and SAMU as follows.  FAM will bear (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement, (ii) expenses associated with preparing and filing the N-14 Registration Statement, (iii) accounting fees payable to Ernst & Young LLP in an amount not to exceed $5,000 (any fees in excess of such amount shall be borne by SAMU), (iv) legal fees payable to Drinker Biddle & Reath LLP in relation to this Agreement and the N-14 Registration Statement and related work (including the tax opinion and documents relating to the closing and Special Meeting) in an amount not to exceed $70,000 (any such fees in excess of such amount shall be borne by SAMU), (v) any conversion fees imposed by the Acquired Fund’s service providers including its custodian, transfer agent, fund accountant and fund administrator in an amount not to exceed [$10,000]  (any such fees in excess of such amount shall be borne by SAMU) and (vi) any conversion fees imposed by the Acquiring Fund’s service providers including its custodian, transfer agent, fund accountant and administrator.   SAMU will bear (i)  any other expenses incurred in connection with the termination of any agreement to which RBB on behalf of the Acquired Fund is a party and (ii) any legal fees incurred by SAMU in relation to this Agreement and the N-14 Registration Statement.

Notwithstanding the foregoing, the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)       Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(c)

Notwithstanding any other provisions of this Agreement, if a party terminates this Agreement because one or more of its conditions have not been fulfilled, or if this Agreement is terminated by mutual consent, costs and expenses will be paid by the party directly incurring them.

(d)       Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.    Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)       The Acquired Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)       RBB, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)       In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which Frontegra, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)       The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

(e)       Frontegra, having filed a post-effective amendment to its Registration Statement on Form N-1A (“Frontegra’s N-1A Registration Statement”) with the Commission registering the Acquiring Fund and its shares under the 1933 Act and 1940 Act, shall file any supplements and amendments as may be required. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and to register the Acquiring Fund’s shares with such state securities agencies as it may deem appropriate, in order to commence operations on the Closing Date.

(f)       RBB shall, on behalf of the Acquired Fund:

(A)       following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the State of Maryland, the RBB Articles and RBB By-laws, the 1940 Act and any other applicable law,

(B)

following the consummation of the Reorganization, file any final regulatory reports with respect to the Acquired Fund prior to the date of any applicable statutory or regulatory deadlines,

(C)

not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and

(D)

on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(g)       The Acquired Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(h)       The Acquiring Fund agrees to report the Reorganization as a reorganization qualifying under Section 368(a)(1)(F) of the Code, with the Acquiring Fund as the successor to the Acquired Fund. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, RBB, Frontegra, and the Funds will take such action, or cause such action to be taken, as is reasonably necessary to enable Drinker Biddle & Reath LLP, counsel to the Acquired Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Drinker Biddle & Reath LLP).

(i)       In connection with the covenant in sub-section (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of seven (7) years following the Closing Date all returns, schedules and work papers and all material records or other documents provided or made available to the Acquiring Fund pursuant to Section 3(h) hereof relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(j)       Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of Frontegra, an open-end management investment company registered under the 1940 Act.

(k)

Frontegra, on behalf of the Acquiring Fund, agrees that, for the period beginning at the Closing Date and ending six years thereafter, all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund’s current and former directors and officers (“RBB Indemnified Persons”), acting in their capacities as such, under the RBB Articles and the RBB By-laws as in effect as of the date of this Agreement and with respect to their activities on behalf of the Acquired Fund shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.  To the extent the Acquiring Fund may have indemnification obligations under this Section 6(k), RBB, on behalf of the Acquired Fund, agrees that RBB will use its best efforts to cause the RBB Indemnified Persons to first seek coverage available under RBB’s Directors and Officers’ insurance policy before seeking indemnification from the Acquiring Fund.

7.

Publicity; Confidentiality.

(a)

Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties to this Agreement mutually shall agree in writing, provided that nothing herein shall prevent any party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.

(b)

The parties to this Agreement will hold, and will cause their board members, officers, employees, representatives, agents and persons controlled by or controlling any of them to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other parties to this Agreement, all confidential information obtained from the other parties in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(c)

In the event of a termination of this Agreement, the parties agree that they along with their board members, employees, representative agents and persons controlled by or controlling any of them shall, and shall cause their affiliates to, except with the prior written consent of the other parties to this Agreement, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other parties and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

8.    Closing Date.

(a)       Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on ________, 2011 or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)       To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)       The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)       As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

9.    Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)       That this Agreement shall have been adopted, and the Reorganization shall have been approved, by Frontegra’s Board of Directors and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by Frontegra’s Board of Directors certified by its Secretary.

(b)       That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(c)       That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(d)       That the Acquired Fund shall have received the opinion, in form satisfactory to RBB, of Godfrey & Kahn, S.C., counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

(A)       Both the Acquiring Fund and Frontegra are duly formed and validly existing under the laws of the State of Maryland;

(B)       the Acquiring Fund is a separate series of Frontegra, an open-end, management investment company registered under the 1940 Act;

(C)       this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of Frontegra’s Board of Directors, and this Agreement has been duly executed and delivered by Frontegra on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(D)       neither the execution or delivery by Frontegra on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(E)       the Merger Shares have been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable; and

(F)       to their knowledge and subject to the qualifications set forth below, the execution and delivery by Frontegra on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the State of Maryland or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing that may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(e)       That the Acquired Fund shall have obtained an opinion, in form satisfactory to RBB, from Drinker Biddle & Reath LLP dated as of the Closing Date, addressed to RBB, on behalf of the Acquired Fund, and based upon such representations of the parties as Drinker Biddle & Reath LLP may reasonably request, that:

(1)

the Transaction will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)

the Acquired Fund will recognize no gain or loss (a) upon the transfer of its assets to the Acquiring Fund in exchange for Merger Shares and the assumption of the liabilities of the Acquired Fund, or (b) upon the distribution of the Merger Shares to the shareholders of the Acquired Fund;

(3)

the Acquiring Fund will recognize no gain or loss upon the receipt of the assets of the Acquired Fund in exchange for the Merger Shares and the assumption of the liabilities of the Acquired Fund;

(4)

the tax basis in the hands of the Acquiring Fund of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of that asset in the hands of the Acquired Fund immediately before the transfer;

(5)

the holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Acquired Fund;

(6)

the shareholders of the Acquired Fund will recognize no gain or loss upon their receipt of the Merger Shares;

(7)

the aggregate tax basis of the Merger Shares received by each shareholder of the Acquired Fund will equal the aggregate tax basis of the Acquired Fund shares surrendered in exchange therefor;

(8)

the holding period of the Merger Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares are held by that shareholder as capital assets on the date of the exchange;

(9)

the Acquiring Fund will succeed to and take into account the tax attributes of the Acquired Fund described in Section 381(c) of the Code; and

(10)

the taxable year of the Acquired Fund will not end on the Closing Date but will instead continue as the taxable year of the Acquiring Fund.

(f)       That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to RBB.

(g)       That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Frontegra or the Acquiring Fund, be contemplated by the Commission.

(h)       That Frontegra’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Frontegra or the Acquiring Fund, be contemplated by the Commission.

10.    Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)       That this Agreement shall have been adopted, and the Reorganization shall have been approved, by RBB’s Board of Directors and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares; and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by RBB’s Board of Directors, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by RBB’s Secretary.  For this purpose, a majority of the outstanding Acquired Fund Shares shall mean the vote of the lesser of:  (i) 67% or more of the outstanding Acquired Fund Shares present at the shareholders’ meeting referred to in Section 6(b) of this Agreement, if more than 50% of the outstanding Acquired Fund Shares are present or represented by proxy; or (ii) more than 50% of the outstanding Acquired Fund Shares.

(b)       That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President or its Treasurer, and a certificate signed by the Acquired Fund’s President or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)       That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)       That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)       That the Acquiring Fund shall have received the opinion, in form satisfactory to Frontegra, of Drinker Biddle & Reath LLP, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(A)       Both the Acquired Fund and RBB are duly formed and validly existing under the laws of the State of Maryland;

(B)       the Acquired Fund is a separate series of RBB, an open-end, management investment company registered under the 1940 Act;

(C)       this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of RBB’s Board of Directors, and this Agreement has been duly executed and delivered by RBB on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(D)       neither the execution or delivery by RBB on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(E)       to their knowledge and subject to the qualifications set forth below, the execution and delivery by RBB, on behalf of the Acquired Fund, of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the State of Maryland or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them. Such opinion may rely on an opinion of Venable LLP to the extent set forth in such opinion, in which case, Drinker Biddle & Reath LLP shall provide copy of Venable LLP’s opinion to the Acquiring Fund.

(f)       That the Acquiring Fund shall have obtained an opinion from Drinker Biddle & Reath LLP dated as of the Closing Date, addressed to Frontegra, on behalf of the Acquiring Fund, and based upon such representations of the parties as Drinker Biddle & Reath LLP may reasonably request, that:

(1)

the Transaction will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)

the Acquired Fund will recognize no gain or loss (a) upon the transfer of its assets to the Acquiring Fund in exchange for Merger Shares and the assumption of the liabilities of the Acquired Fund, or (b) upon the distribution of the Merger Shares to the shareholders of the Acquired Fund;

(3)

the Acquiring Fund will recognize no gain or loss upon the receipt of the assets of the Acquired Fund in exchange for the Merger Shares and the assumption of the liabilities of the Acquired Fund;

(4)

the tax basis in the hands of the Acquiring Fund of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of that asset in the hands of the Acquired Fund immediately before the transfer;

(5)

the holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Acquired Fund;

(6)

the shareholders of the Acquired Fund will recognize no gain or loss upon their receipt of the Merger Shares;

(7)

the aggregate tax basis of the Merger Shares received by each shareholder of the Acquired Fund will equal the aggregate tax basis of the Acquired Fund shares surrendered in exchange therefor;

(8)

the holding period of the Merger Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shares are held by that shareholder as capital assets on the date of the exchange;

(9)

the Acquiring Fund will succeed to and take into account the tax attributes of the Acquired Fund described in Section 381(c) of the Code; and

(10)

the taxable year of the Acquired Fund will not end on the Closing Date but will instead continue as the taxable year of the Acquiring Fund.

(g)       That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.

(h)       That Frontegra’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Frontegra or the Acquiring Fund, be contemplated by the Commission.

(i)       That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(j)       That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Frontegra.

11.    Termination, Postponement and Waivers.

(a)       Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(A)       by consent of the Boards of Directors of RBB and Frontegra, acting on behalf of their respective Funds;

(B)       by RBB’s Board of Directors, on behalf of the Acquired Fund, if any condition of the Acquired Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Directors;

(C)       by Frontegra’s Board of Directors, on behalf of the Acquiring Fund, if any condition of the Acquiring Fund’s obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by such Board of Directors; or

(D)       by either party because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing.

(b)       If the Reorganization contemplated by this Agreement has not been consummated by [_________, 2012], this Agreement automatically shall terminate on that date, unless a later date is agreed to by the Boards of Directors of RBB and Frontegra, acting on behalf of their respective Funds.

(c)       In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, officers, agents or shareholders in respect of this Agreement.

(d)       At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of RBB or Frontegra, on behalf of whichever Fund is entitled to the benefit thereof, if, in the judgment of such Board of Directors after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective Fund, on behalf of which such action is taken.

(e)       The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring

Fund, and the officers, directors, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, agent or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders, to which that officer, director, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)       If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions that are determined by action of the Boards of Directors of RBB and Frontegra to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

12.    Other Matters.

(a)       All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)       All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to SAM Sustainable Global Active Fund, c/o The RBB Fund, Inc., Bellevue Park Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809, Attention: President, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Frontegra SAM Global Equity Fund, c/o Frontegra Funds, Inc., 400 Skokie Boulevard, Suite 500, Northbrook, Illinois  60062, Attention: President, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)       This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Maryland applicable to agreements made and to be performed in said state.

(d)       It is expressly agreed that the obligations of RBB, on behalf of the Acquired Fund, and Frontegra, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of its respective directors, shareholders, nominees, officers, agents, or employees personally, but shall bind only the respective Fund’s property, as provided in the RBB Articles or the Frontegra Articles, as the case may be. The execution and delivery of this Agreement has been authorized by the Board of Directors of RBB, on behalf of the Acquired Fund, and by the Board of Directors of Frontegra, on behalf of the Acquiring Fund, and signed by authorized officers of each respective Fund, acting as such, and neither such authorization by such directors, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Fund property on behalf of the relevant Fund as provided in the RBB Articles or the Frontegra Articles, as the case may be.

(e)       This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

FRONTEGRA FUNDS, INC.,

on behalf of its Frontegra SAM Global Equity Fund

By: _________________________

Name: _______________________

Title: ________________________

Attest:

Name: _______________________

Title: ________________________

THE RBB FUND, INC.

on behalf of its SAM Sustainable Global Active Fund

By: _________________________

Name: Salvatore Faia

Title: President

Attest:

Name: ______________________

Title: _______________________

Agreed and accepted as to Sections 5 and 7 only:

FRONTEGRA ASSET MANAGEMENT, INC.,

on behalf of itself and its affiliates

By: _________________________

Name: ______________________

Title: _______________________

Agreed and accepted as to Sections 5 and 7 only:

SUSTAINABLE ASSET MANAGEMENT USA, INC.,

on behalf of itself and its affiliates

By: _________________________

Name: ______________________

Title: _______________________

Appendix B

Investment Policies and Restrictions

The respective investment policies and restrictions of the Frontegra Fund and the SAM Fund are described below.  Unless otherwise specified, the investment restrictions and limitations are considered to be “fundamental” policies, and as such, may not be changed without approval of the holders of a “majority” (as that term is defined in the 1940 Act) of the respective outstanding shares of the Frontegra Fund and SAM Fund.  Both the Frontegra Fund and SAM Fund are non-diversified.

FRONTEGRA FUND	SAM FUND
The Fund:	The Fund may not:

1.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the “1940 Act”) which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other FFI Funds or other persons to the extent permitted by applicable law.

1.  Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act, provided, however, that (a) collateral arrangements in connection with short sales, options, futures, options on futures or other permitted investment practices and collateral arrangements with respect to initial or variation margin for such transactions will not be deemed to be a pledge or other encumbrance of the Fund’s assets, and (b) assets held in escrow or in a separate account in connection with the Fund’s permitted investment practices will not be considered to be borrowings or deemed to be a pledge or other encumbrance of the Fund’s assets

2. May not issue senior securities, except as permitted under the 1940 Act.	2. See item 1 above.

3.

May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

3.  Engage in the business of underwriting the securities of other issuers (except as the Fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

4.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

4.  Purchase, sell or invest in commodities or commodity contracts or real estate or interests in real estate, except futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts and except that the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

5. May not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other	5. Make loans except to the extent permitted by the 1940 Act. However, the Fund may engage in

persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.	certain repurchase agreement and securities lending transactions.

6.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

6.

Except during temporary defensive periods, purchase the securities of any issuer if, as a result of such purchase, less than 25% of the assets of the SAM Fund would be invested in the securities of Sustainable Issuers.

7.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

7. See item 4 above.

8.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

8. (The SAM Fund does not have a corresponding fundamental investment restriction.)

The Frontegra Fund’s investment objective is fundamental.	The SAM Fund’s investment objective is not fundamental.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

With the exception of the investment restriction set out in item 1 above, any investment limitation of the Fund that is expressed as a percentage is determined at the time of investment by the Fund.  An increase or decrease in the Fund’s net asset value or a company’s market capitalization subsequent to the Fund’s initial investment will not affect the Fund’s compliance with the percentage limitation.

The following are the non-fundamental investment policies which may be changed by the applicable Fund’s Board without shareholder approval.

FRONTEGRA FUND	SAM FUND
The Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

The SAM Fund does not have any non-fundamental restrictions.

B-2

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

7.

Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.

Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.

Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

For purposes of the Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

B-3

Appendix C

SHAREHOLDER INFORMATION FOR THE
FRONTEGRA SAM GLOBAL EQUITY FUND

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Frontegra Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

Investments may be made by mail or wire.  The investment minimums noted above are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Fund’s discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer or other Financial Intermediary, who may charge a transaction fee for placing orders to purchase Fund shares or have policies or procedures that differ from those set forth in this Prospectus.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  The purchase price that you will receive will be the Fund’s NAV next determined after the Fund receives the request in proper form from the Financial Intermediary.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check for the investment has cleared.  This is a security precaution only and does not affect your investment.

Initial Investment By Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank, N.A. 777 E. Wisconsin Ave. Milwaukee, WI 53202 ABA Number 075000022

Credit to:	U.S. Bancorp Fund Services, LLC Account Number 112-952-137

Further credit to:	Frontegra Funds, Inc. Frontegra SAM Global Equity Fund (investor account number) (name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form, subject to the redemption fee described below if the shares have been held for 30 days or less.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account. Please note that if you redeem shares by wire, you will be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of Frontegra and/or SAM and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Redemption Fee.  A redemption fee of 2.00% will be charged on shares of the Fund redeemed (including in connection with an exchange) 30 days or less from their date of purchase.  The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee does not apply to:

•

shares purchased through certain omnibus accounts, including qualified retirement plans;

•

shares acquired through dividends or capital gains investments; or

•

shares redeemed because of death or disability.

Frontegra may, at its discretion, waive the redemption fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions or exchanges that do not indicate market timing strategies.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

when changing account ownership; and

•

in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, such as notarization from commercial banks or brokerage firms.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, SAM and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

•

selective monitoring of trade activity;

•

the 2.00% redemption fee for redemptions or exchanges 30 days or less after purchase (determined on a first-in, first out basis); and

•

regular reports to the Board of Directors by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

Frontegra or the Distributor have entered into shareholder information agreements with Financial Intermediaries, which enable Frontegra or the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

EXCHANGE PRIVILEGE

You may exchange your shares in any Frontegra Fund for shares in any other Frontegra Fund at any time by written request, if you meet the minimum investment requirements for the class and Fund into which you would like to exchange, and if the class and fund are open to new investors.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

If you exchange your shares in the Fund for shares in any other Frontegra Fund, you may be subject to the redemption fee described above under “Your Account—Redemption Fee.”

VALUATION OF FUND SHARES

Shares of the Fund are sold at the Fund’s NAV.  The NAV of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including NASDAQ, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a securities exchange are valued at the most recent sale price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or SAM in good faith and in accordance with procedures approved by the Fund’s Board of Directors.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Board of Directors may rely on the recommendations of a fair value pricing service it has retained to assist in valuing foreign securities.  The fair value pricing service may employ quantitative models in determining fair value.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following federal income tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended).  “Qualified Dividends” are currently eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is 15%.

If the Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain distributions,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Sales, Redemptions and Exchanges.  Your sale or redemption of Fund shares will generally result in a taxable capital gain or loss to you, depending on whether the sale or redemption proceeds, including in kind proceeds, are more or less than your adjusted basis in the sold or redeemed shares (generally, the amount you paid for the shares).  Generally, the capital gain or loss will be long-term if you have held your Fund shares for more than one year and short-term if you have held your Fund shares for one year or less.  Any capital loss arising from the sale or redemption of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net long-term capital gain received on such shares.  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  Except in cases of certain exempt shareholders, including most corporations, if you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

Foreign Tax Considerations.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.  The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund.  The Fund will notify you if it makes such an election.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Appendix D

FINANCIAL HIGHLIGHTS

It is anticipated that following the Reorganization, the SAM Fund will be the accounting survivor of the Frontegra Fund.  The following financial highlights table is intended to help you understand the SAM Fund’s financial performance since its inception.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).  This information has been audited by Ernst & Young LLP, whose report, along with the SAM Fund’s financial statements, is included in the SAM Fund’s Annual Report.  This information should be read in conjunction with the SAM Fund’s annual report for the fiscal year ended August 31, 2010, which is available free of charge upon request by contacting RBB at 1-888-261-4073 or in writing at The RBB Fund, Inc., c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9816, Providence, RI 02940-8042.

SAM Sustainable Global Active Fund

	For the Year Ended August 31, 2010	For the period June 18, 2009** through August 31, 2009
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$11.30	$10.00
Net investment income	0.18*	0.01*
Net realized and unrealized gain on investments	0.47	1.29
Total from investment operations	0.65	1.30
Dividends and distributions to shareholders from:
Net investment income	(0.05)	--
Net realized gains	(0.90)	--
Total dividends and distributions to shareholders	(0.95)	--
Redemption Fees	--(3)	--
Net asset value, end of period	$11.00	$11.30
Total investment return (1)(2)	5.42%	13.00%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$16,756	$11,614
Ratio of expenses to average net asset with waivers and reimbursements	1.20%	1.20%(4)
Ratio of expenses to average net asset without waivers and reimbursements	2.81%	4.06%(4)
Ratio of net investment income to average net assets with waivers and reimbursements	1.58%	0.27%(4)
Portfolio turnover rate	88%	72%(5)

*	Calculated based on average shares outstanding for the period.
**	Commencement of operations.
(1)	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
(2)	Redemption fees are reflected in total return calculations.
(3)	Amount is less than $0.01.
(4)	Annualized.
(5)	Not Annualized.

D-1

PART B

STATEMENT OF ADDITIONAL INFORMATION

April __, 2011

REORGANIZATION OF

SAM SUSTAINABLE GLOBAL ACTIVE FUND

A series of The RBB Fund, Inc.

Investor Class (SGAQX)

Institutional Class (SGAIX)

IN EXCHANGE FOR SHARES OF

FRONTEGRA SAM GLOBAL EQUITY FUND

A series of Frontegra Funds, Inc.

Institutional Class ([____])

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI  53201-0701

1-888-825-2100

This statement of additional information dated April __, 2011 is not a prospectus.  A proxy statement/prospectus dated April ___, 2011 related to the above referenced matter may be obtained from Frontegra Funds, Inc. (“FFI”), on behalf of the Frontegra SAM Global Equity Fund (the “Frontegra Fund”), by writing or calling FFI at the address and telephone number shown above.  This statement of additional information should be read in conjunction with such proxy statement/prospectus.

Because the Frontegra Fund has not yet commenced operations, no Annual or Semi-Annual Reports to shareholders are available.  For the same reason, no pro forma financial statements are provided in this statement of additional information in connection with the proposed reorganization mentioned above.  Because the SAM Sustainable Global Active Fund (the “SAM Fund”) is being acquired by the Frontegra Fund, which is a newly created fund, pro forma financial statements are not necessary.  This statement of additional information has been incorporated by reference into the proxy statement/prospectus.

You should rely only on the information contained in this statement of additional information and the proxy statement/prospectus dated April __, 2011.  FFI has not authorized others to provide additional information.  This statement of additional  information is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

Table of Contents

1.

The statement of additional information for The RBB Fund, Inc. (“RBB”) with respect to the SAM Fund, dated December 31, 2010.

2.

The audited financial statements of the SAM Fund contained in the Annual Report to shareholders of the SAM Fund for the fiscal year ended August 31, 2010.

3.

The statement of additional information for FFI with respect to the Frontegra Fund.

Incorporation by Reference

The following documents are incorporated by reference into this statement of additional information:

•

The statement of additional information of RBB with respect to the SAM Fund dated December 31, 2010 is incorporated by reference to Post-Effective Amendment No. 141 to its Registration Statement on Form N-1A (File No. 811-5518), filed with the SEC on December 28, 2010.

•

The audited financial statements of the SAM Fund dated August 31, 2010 are incorporated by reference to the Fund’s Annual Report to shareholders of the Fund for the fiscal year ended August 31, 2010, filed with the SEC on November 4, 2010.

STATEMENT OF ADDITIONAL INFORMATION

FRONTEGRA FUNDS, INC.

Frontegra SAM Global Equity Fund

Institutional Class Shares (______)

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-888-825-2100

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement for the Frontegra SAM Global Equity Fund (the “Fund”), a series of Frontegra Funds, Inc. (the “Company), dated April ___, 2011, relating to the special meeting of the shareholders of the SAM Sustainable Global Active Fund, a series of The RBB Fund, Inc. (the “SAM Fund”), in connection with the proposed reorganization of the SAM Fund into the Fund.  Copies of the Prospectus/Proxy Statement are available without charge upon request to the above address or toll-free telephone number.

FRONTEGRA STRATEGIES, LLC

Distributor

This Statement of Additional Information is dated April __, 2011.

STATEMENT OF ADDITIONAL INFORMATION

FRONTEGRA SAM GLOBAL EQUITY FUND

You should rely only on the information contained in this SAI and the Prospectus/Proxy Statement dated April __, 2011.  The Company has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company was organized as a Maryland corporation on May 24, 1996.

The Fund is a diversified series of the Company.  The Company may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one series may be offered in separate classes.  Currently, the Company offers seven separate series, one of which is discussed in this SAI.  The Board of Directors of the Company (the “Board”) has established four classes of shares of common stock:  Institutional Class, Class Y, Class L and Class I.  The Company is authorized to issue 2,000,000,000, $.01 par value, shares of common stock in series and classes.  The number of shares authorized for each of the Company’s series and classes discussed is set forth in the table below.

Series/Class of Common Stock	Number of Authorized Shares

Frontegra Netols Small Cap Value Fund(1)
Institutional Class	50,000,000
Class Y	50,000,000

Frontegra Mastholm International Equity Fund(1)(2)	100,000,000

Frontegra Sky International Equity Fund(1)
Institutional Class	50,000,000
Class Y	50,000,000

Frontegra Timpani Small Cap Growth Fund(1)
Institutional Class	50,000,000
Class Y	50,000,000

Frontegra Hexam Emerging Markets Fund(1)(2)	50,000,000

Frontegra Phocas Small Cap Value Fund(1)
Class L	50,000,000
Class I	50,000,000

Frontegra SAM Global Equity Fund
Institutional Class	50,000,000

_____________________

(1)

This Fund is an additional series of the Company that is not included in this SAI.

(2)

This Fund offers a single class of common stock, which has the same characteristics as the Institutional Class.

The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board.  Each share of common stock is entitled to participate in dividends and capital gains distributions as determined by the Board.  Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation.  Shares have no preemption, conversion or subscription rights.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of the Fund is long-term growth of capital primarily through investment in equity-related securities.  This investment objective may not be changed without shareholder approval.  The Fund is non-diversified.

The following is a complete list of the Fund’s fundamental investment limitations which cannot be changed without shareholder approval, which requires the approval of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.

2.

May not issue senior securities, except as permitted under the 1940 Act.

3.

May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

4.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

5.

May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

6.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

7.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

8.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Fund’s non-fundamental operating policies which may be changed by the Board without shareholder approval.

The Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the “SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

7.

Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.

Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.

Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

For purposes of the Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the Prospectus.

Recent Market Conditions

In recent years, U.S. and international markets have experienced dramatic volatility.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in the following securities.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act, and repurchase agreements with maturities in excess of seven days.  However, the Fund will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  Rule 144A securities may be treated as illiquid securities, subject to the liquidity guidelines.  The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board has delegated to Sustainable Asset Management USA, Inc., the Fund’s subadviser (“SAM”), the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board has directed SAM to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

The Fund may invest up to 100% of its total assets in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions.   When the Fund takes a temporary position, the Fund may not achieve its investment objective. Short-term fixed income securities are defined to include without limitation, the following:

1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.  The Federal Housing Finance Agency, an independent regulator, placed Fannie Mae and Freddie Mac into conservatorship in 2008.  In addition, the U.S. Department of Treasury is assisting in each entity’s ability to meet its obligations through the establishment of a preferred stock purchase agreement and a new secured lending credit facility and has agreed to provide up to $200 billion of capital to each entity as needed.  However, there is no assurance that the such actions will be successful.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. The maximum insurance payable by the Federal Deposit Insurance Corporation (“FDIC”) as to any one certificate of deposit was increased permanently from $100,000 to $250,000 per depositor.

3.

Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities.  In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Fund may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date.  In the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.  However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  SAM monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement.  SAM does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Fund at any time.  SAM will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Frontegra Asset Management, Inc. (“Frontegra” or the “Adviser”) or SAM, of comparable quality.

Other than commercial paper, short-term fixed income securities must be rated at least A or higher by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”).  Commercial paper and commercial paper master notes must be  rated A-1 or better by S&P, Prime-1 or better by Moody’s, or F2 or higher by Fitch.  The Fund may also invest in the short-term investment funds of its custodial bank.

Investment Grade Debt Obligations

Investment grade debt obligations include:  (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iii) short-term notes rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., BBB or higher by S&P); and (v) unrated securities determined by a subadviser to be of comparable quality.  Investment grade securities are generally believed to have relatively low degrees of credit risk.  However, certain investment grade securities may have some speculative characteristics because their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Convertible Securities and Preferred Stocks

The Fund may invest convertible securities, which are debt obligations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities.  The Fund may also invest in preferred stocks, which are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings or assets.

Corporate Debt Securities

The Fund may invest in corporate debt securities.  Corporate debt securities include investment grade and non-investment grade corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.  Corporate debt securities may be acquired with warrants attached.  Income producing corporate debt securities may also include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.

Mortgage- and Other Asset-Backed Securities

The Fund may invest in mortgage- and other asset-backed securities.  Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations.  Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).  Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are directly or indirectly guaranteed by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities.  However, the underlying assets are not first-lien mortgage loans or interests therein.  Instead, they include assets such as motor vehicle installment sales contracts, installment loan contracts, home equity loans, leases of various types of property and receivables from credit card issuers or other revolving credit arrangements.  Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations.  Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.  As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity.  Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.  The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The Fund may invest in stripped mortgage- or asset-backed securities which receive differing proportions of the interest and principal payments from the underlying assets.  The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile.  With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Swaps Transactions

The Fund may enter into credit default, interest rate and total return swaps. The Fund may also enter into interest rate caps, floors and collars. In addition, the Fund may enter into mortgage swaps and currency swaps.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Fund will enter into credit default, interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default, interest rate, total return and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default, interest rate, total return and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a credit default, interest rate, total return or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A credit default swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred.

If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

To the extent that the Fund’s exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Fund and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The Fund will not enter into any credit default, interest rate, total return or mortgage swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of credit default, interest rate, mortgage, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

When-Issued Securities

The Fund may from time to time purchase securities on a “when-issued” basis.  The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within 45 days of the purchase.  During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities.  When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them.  At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

The Fund will maintain cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities so segregated as described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Foreign Securities and Currencies

The Fund may invest directly in securities of non-U.S. companies.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S.  Other risks inherent in foreign investment include:  expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, the Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent.  The value of the Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Currency exchange rates can be volatile at times in response to various political and economic conditions.

Derivatives

The Fund may, but is not required to, use derivatives for hedging purposes or, in certain circumstances, in order to enhance the Fund’s return in non-hedging situations.

General Description of Hedging Strategies.  The Fund may engage in hedging activities, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge the Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire.  Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest.  The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities.  In addition, the Fund’s ability to use hedging instruments will be limited by tax considerations.

The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset Coverage for Futures and Options Positions.  The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed.  Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options.  The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes.  Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the S&P 500 or the Value Line Composite Index or a narrower market index, such as the S&P 100.  Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange (“NYSE”) and the Philadelphia Stock Exchange.

The Fund’s use of stock index options is subject to certain risks.  Successful use by the Fund of options on stock indexes will be subject to the ability of SAM to correctly predict movements in the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.  Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts.  The Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA.  The Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices.  The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.  Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written.  An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place.  Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.  A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index.  More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized.  Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time.  If the Fund are not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts.  A margin deposit is intended to ensure the Fund’s performance of the Futures Contract.  The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.  Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts.  The Fund expects to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.  However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position.  The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value.  In addition, many of the contracts are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the NYSE Composite Index.

Options on Futures.  The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position.  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strategies.  Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes.  The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund’s securities holdings against the risk of declining market prices.  The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract.  If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities.  If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged.  Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

Foreign Currency - Related Derivative Strategies - Special Considerations.  The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging.  The Fund’s use of currency-related derivative instruments will be directly related to the Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments.  In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.  Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.  The Fund also might use currency-related derivative instruments when SAM believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund.  Furthermore, currency-related derivative instruments may be used for short hedges – for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold.  For example, if the Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure.  Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.”  The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.  In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks.  The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract.  In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction.  The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance.  For privately-negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.  The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market.  Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments.  To the extent the Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets.  As a result, if a large portion of the Fund’s assets are so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above.  However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances.  It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund’s securities that are attributable to other (i.e., non-currency related) causes.  Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Income Tax Treatment of Options, Futures and Foreign Currency Transactions.  If a call option written by the Fund expires, the Fund will realize, for federal income tax purposes, a short-term capital gain equal to the option premium received by the Fund.  If a call option written by the Fund is exercised, the option premium will be included in the proceeds of the sale, and will thus increase the Fund’s capital gain (or decrease its capital loss) on the sale of the security covering the option.

If the Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

The Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special Federal income tax rules.  All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Foreign Investment Companies

Some of the securities in which the Fund invests may be located in countries that may not permit direct investment by outside investors.  Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies.  Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act.  Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities or issuers based in foreign countries.  ADRs include American Depositary Shares.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement.  For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Initial Public Offerings

The Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public, typically to raise additional capital.  Shares are given a market value reflecting expectations for the company’s future growth.  The market for these securities may be more volatile and entail greater risk of loss than investments in larger companies due to the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history.  The purchase of IPO shares may involve high transaction costs.  Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  In addition, the Adviser or SAM cannot guarantee continued access to IPOs.

Real Estate Investment Trust (“REITs”)

Equity REITs invest primarily in real property and earn rental income from leasing those properties.  They also may realize gains or losses from the sale of properties.  Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties.  Hybrid REITs invest both in real property and in mortgages.  A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes the vast majority of its taxable income to shareholders each year.  Consequently, REITs tend to focus on income-producing real estate investments.

The Fund’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages.  Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects.  REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Under certain circumstances, a REIT may fail to qualify for such tax-free pass-through of income, which would subject the REIT to federal income taxes and adversely affect the value of its securities.

Participatory Notes

The Fund may gain exposure to securities in certain foreign markets through investment in participatory notes (“P Notes”).  P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market (for example, the shares of a company incorporated in India and listed on the Bombay Stock Exchange).  The terms of P-Notes vary widely.  P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants.  The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security.  However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.  P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subjects the Fund to certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate.  For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign company or foreign securities market that it seeks to replicate.  As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security.  Therefore, if such counterparty were to become insolvent, the Fund would lose its investment.  The risk that the Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers.  P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Lending of Portfolio Securities

The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Fund does not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.  The Fund will retain authority to terminate any loans at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.  Dividends received by the Fund on the loaned securities are not treated as “qualified dividends” for tax purposes.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  SAM will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.  The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Exchange-Traded Funds and Other Investment Companies

The Fund may invest in securities issued by Exchange Traded Funds (“ETFs”) and other investment companies within the limits prescribed by the 1940 Act in furtherance of its investment objective and principal strategies.  The Fund and its affiliates may not hold more than 3% of an investment company’s outstanding voting stock.  The Fund is expected to invest its assets in ETFs that hold international equities, including the securities of one or more emerging market companies.  The Fund may also purchase ETFs that invest in companies that have particular market capitalizations, that are in specific industries and economic sectors and that comprise various equity indices.  The Fund may also purchase ETFs that make investments linked to alternative asset classes and related indices, such as commodities, currencies, real estate, hedging strategies and private equity.

The Fund may acquire ETFs as a means of investing cash temporarily in instruments that may generate returns comparable to the Fund’s benchmark index.  As an owner of an ETF, mutual fund or another investment company, the Fund bears, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Portfolio Turnover

The Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders.  High portfolio turnover may result in the realization of substantial new capital gains.

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below.  William D. Forsyth III (indicated with an asterisk*) is deemed to be an “interested person” of the Fund, as defined in the 1940 Act, because he serves as a director and officer of Frontegra and owns 100% of Frontegra.

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director(1)	Other Directorships Held by Director
David L. Heald 400 Skokie Blvd., Suite 260, Northbrook, IL 60062 Year of Birth: 1943	Lead Independent Director	Indefinite; since June 1996

Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969.  Mr. Heald has been a principal and a director of Consulting Fiduciaries, Inc. (“CFI”), a registered investment adviser, since August of 1994.  CFI provides professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers.  Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law.  From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series.  From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				7	None
James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director	Indefinite; since May 2002	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder is a private investor and Chairman of The Snyder Family Foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, most recently as Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	7	IronBridge Funds, Inc. (with oversight of six portfolios)

Interested Director and Officers
Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director(1)	Other Directorships Held by Director
William D. Forsyth III* Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President and Secretary Director Co-President, Treasurer and Assistant Secretary	Elected annually by the Board; since August 2008. Indefinite; since May 1996. From May 1996 to August 2008.

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988.  Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996.  Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008.  Mr. Forsyth has served as President of Timpani since August 2008 and served as Co-President from April 2008 to August 2008.  Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Fund’s shares, since August 2008 and as Co-President from August 2007 to August 2008.  From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm (“Frontier”).  From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank.  Mr. Forsyth has earned the right to use the CFA designation.

				7	None
Elyce D. Dilworth Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth received her B.B.A. in Finance from the University of Wisconsin – Milwaukee in 1989 and her M.S. in Accounting from the University of Wisconsin – Milwaukee in 1991.  Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008.  Ms. Dilworth has served as Chief Compliance Officer of Timpani since April 2008.  She served as Chief Financial Officer of Timpani from April 2008 to March 2010.  Ms. Dilworth has served as Chief Compliance Officer of Frontier since September 2010.  Ms. Dilworth has also served as Chief Compliance Officer of IronBridge Funds, Inc. since May 2010.  Ms. Dilworth has served as Chief Compliance Officer of the Distributor since August 2008. From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for Van Wagoner Funds, Inc. (n/k/a Embarcadero Funds, Inc.), and the President, Secretary and Treasurer from January 2005 until May 2007.  From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products.  From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for PricewaterhouseCoopers LLP, a public accounting firm.

				N/A	N/A

(1)

The Frontegra Funds consist of seven separate series, one of which is discussed in this SAI.

Board Leadership Structure

Under the laws of the State of Maryland, the Board is responsible for managing the Company’s business and affairs.  The Board also oversees duties required by applicable state and federal law.  The Board exercises its duties of oversight through regular quarterly meetings and special meetings called pursuant to applicable state and federal law.  The Board is responsible for approving all significant agreements between the Company and companies that furnish services to the Company.  Directors are elected and serve until their successors are elected and qualified.

The Board is comprised of two independent directors, Mr. Heald and Mr. Snyder, and one interested director, Mr. Forsyth.  Mr. Heald is the lead independent director.  The Board has not designated a chairman.  As President of the Company, Mr. Forsyth is the presiding officer at all meetings of the Board in the absence of a designated chairman.  As President, Mr. Forsyth serves as chief executive officer of the Company.  In the event the Board were to designate a chairman, the Chairman of the Board would preside at each meeting of the Board and have general supervision of the business of the Company and its officers.  Given the size of the Board and the ability of the independent directors to provide input on meeting agendas, together with the regular executive sessions of the independent directors and the annual Board self-assessment, the Board believes that the current structure is working effectively.  Accordingly, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Company, the nature of its business and industry practices.

The Board has one standing committee – an Audit Committee.  Pursuant to its charter, the Audit Committee: oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor.  During the fiscal year ended June 30, 2010, the Audit Committee met three times.  The two independent directors – Mr. Heald and Mr. Snyder – form the Audit Committee.  Mr. Heald is the Chairman of the Audit Committee.

The Board’s role is one of oversight rather than management.  Those processes are overseen by Fund officers, including the President and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at meetings of the Board.  Frontegra reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Fund and the Company as a whole.  Frontegra reports to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Fund and the Company.

The Board has appointed the CCO who reports directly to the independent directors and who participates in meetings of the Board.  In addition, the CCO presents an annual report to the Board in accordance with the Company’s compliance policies and procedures.  The CCO, together with the Company’s President, regularly discuss risk issues affecting the Company during Board meetings.  The CCO also provides updates to the Board on the operation of the Company’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  The CCO also reports to the Board in the event any material risk issues arise in between Board meetings.  Additionally, the Board reviews information regarding the risk management processes of Frontegra and the other advisers and subadvisers to the Frontegra Funds.

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a Director of the Company.

William D. Forsyth III.  Mr. Forsyth has served as a Director of the Company since founding the Company in 1996.  He founded Frontegra in 1996 and owns 100% of Frontegra.  He also is President of the Distributor and is a partner of Frontier, established in 1993.  Prior to 1993, he was a partner at Brinson Partners, Inc., an investment adviser, and was employed by Harris Trust & Savings Bank.  Through his knowledge of the Company and its affiliated companies,  experience with investment advisers and investment companies and his employment experience, Mr. Forsyth is experienced with financial, accounting, legal, regulatory and investment matters.

David L. Heald.  Mr. Heald has served as a Director of the Company since 1996.  He is principal and Director of Consulting Fiduciaries, Inc., a registered investment adviser.  Prior to this position, Mr. Heald served in different leadership capacities at Calamos Asset Management, Inc., a registered investment adviser, and at CFS Investment Trust, a registered investment company.  He also engaged in the private practice of law for several years.  Through his experience with investment advisers and investment companies, his employment experience and his legal training and practice, Mr. Heald is experienced with financial, accounting, legal, regulatory and investment matters.

James M. Snyder.  Mr. Snyder has served as a Director of the Company since 2002.  Mr. Snyder previously served as an investment professional with Northern Trust for over thirty years, most recently as Executive Vice President and Vice Chairman of Global Investments.  Additionally, Mr. Snyder serves as the independent chair on the Board of another investment company.  Through his employment experience, Mr. Snyder is experienced with financial, accounting, legal, regulatory and investment matters.

Board Ownership and Compensation

The following table sets forth the dollar range of Fund shares beneficially owned by each director in the Frontegra family of Funds as of December 31, 2010, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director	Aggregate Dollar Range of Equity Securities Beneficially owned in Frontegra Family of Funds
William D. Forsyth III(1)	Over $100,000
David L. Heald	Over $100,000
James M. Snyder	Over $100,000

____________________

(1)

This director is deemed an “interested person” as defined in the 1940 Act.

As of the date of this SAI, officers and directors of the Company do not own any shares of the Fund because it was not offered for sale until the date of this SAI.

Directors and officers of the Company who are also officers, directors, employees or shareholders of Frontegra do not receive any remuneration from the Fund for serving as directors or officers.  Accordingly, Mr. Forsyth and Ms. Dilworth do not receive any remuneration from the Fund for their services as director and officer and officer, respectively.  Ms. Dilworth receives compensation from Frontegra for her services as Chief Compliance Officer of the Company.  From time to time, the Fund may pay compensation services to an outside consulting firm for compliance-related services in support of Ms. Dilworth’s position as Chief Compliance Officer.  Neither the Company nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses. The following table provides information relating to compensation paid to Mr. Heald and Mr. Snyder for their services as directors of the Company for the fiscal year ended June 30, 2010.  Mr. Heald and Mr. Snyder did not receive any remuneration from the Fund during the fiscal year 2010 because the Fund had not commenced operations as of June 30, 2010.

Name	Total Compensation from Funds and Fund Complex(1)
David L. Heald	$ 29,000(2)
James M. Snyder	$ 29,000(2)

__________________

(1)

The Frontegra Funds consist of seven separate series, one of which is discussed in this SAI.

(2)

The disinterested directors may invest their compensation in shares of the Fund.

CODES OF ETHICS

The Company, Frontegra, Timpani, the Distributor and Frontier have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all employees and other supervised persons of the Company, Frontegra, Timpani, the Distributor and Frontier.  The Code of Ethics is based upon the principle that directors, officers and employees of the Company, Frontegra, Timpani and the Distributor and Frontier have a fiduciary duty to place the interests of Fund shareholders above their own.  The Code of Ethics addresses compliance with federal securities laws, gifts and personal trading and reporting.

The Code of Ethics permits access persons (as defined in the Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions.  The Code of Ethics requires access persons to preclear most transactions in permitted investments.  It also requires access persons (other than independent directors of the Fund) to report transactions to Frontegra’s and Timpani’s Chief Compliance Officer.  Independent directors are required to report certain transactions to the Fund’s administrator, U.S. Bancorp Fund Services, LLC.  Moreover, access persons (other than independent directors of the Fund) are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

SAM has adopted a Code of Ethics that governs all directors, officers and employees of SAM (collectively, “Access Persons”).  The Code of Ethics permits Access Persons to buy and sell securities for their own accounts subject to certain restrictions.  The Code of Ethics requires Access Persons to preclear most transactions with SAM compliance personnel, to disclose all securities holdings and to submit quarterly transaction reports.

PRINCIPAL SHAREHOLDERS

Because the Fund is a newly created mutual fund that was organized to acquire the assets and liabilities of the SAM Fund in exchange for Institutional Class shares of the Fund, the information provided below is for the SAM Fund.  As of [March 31, 2011], the following persons owned of record or are known by the Company to own of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address	No. Shares	Percent of Fund

____________________

* The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

As of [March 31, 2011], no person owned a controlling interest (i.e., more than 25%) in the Company.  However, [_______] owned a controlling interest in the Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company or a Fund.

INVESTMENT ADVISER AND SUBADVISER

Investment Adviser - Frontegra Asset Management, Inc.

Frontegra is the investment adviser to the Fund.  William D. Forsyth III owns 100% of Frontegra and is President of Frontegra and the Company.  Mr. Forsyth is considered a control person of Frontegra due to his ownership of and position with Frontegra.  See “Directors and Officers” for Mr. Forsyth’s positions with Frontegra and related entities.

The investment advisory agreement (the “Frontegra Advisory Agreement”) has an initial term of two years from the date of the respective amendment relating to the Fund and is required to be approved annually by the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s disinterested directors, cast in person at a meeting called for the purpose of voting on such approval.  The Frontegra Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board, by vote of a majority of the Fund’s outstanding voting securities or by Frontegra, and will terminate automatically in the event of its assignment.

Under the terms of the Frontegra Advisory Agreement, Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Board.  At its expense, Frontegra provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its services, the Fund pays to Frontegra a monthly advisory fee at the annual rate of 0.80% of the average daily net asset value of the Fund.

Pursuant to an expense cap agreement between Frontegra and the Company, on behalf of the Fund, Frontegra contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund do not exceed 1.20% of the Fund’s average daily net asset value.  The expense cap agreement will continue in effect until [October 31, 2013] with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.

The Frontegra Advisory Agreement requires Frontegra to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and similar fees, exceed those set forth in any statutory or regulatory formula, if any, prescribed by any state in which shares of the Fund are registered.  Such excess is determined by valuations made as of the close of each business day of the year.  Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of Frontegra’s fee, subject to later adjustment, month by month, for the remainder of the Fund’s fiscal year.

Subadviser – Sustainable Asset Management USA, Inc.

Frontegra has entered into a subadvisory agreement under which SAM serves as the subadviser to the Fund and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under the agreement, SAM is compensated by Frontegra for its investment advisory services at the annual rate of 50% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.  Additionally, SAM will reimburse Frontegra out of the subadvisory fees received for Frontegra’s expenses related to the reorganization of the SAM Fund into the Fund.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Fund

As described in the Prospectus/Proxy Statement, Diego d’Argenio is the lead portfolio manager of the Fund and Kai Fachinger is the deputy portfolio manager of the Fund.  Each portfolio manager is jointly responsible for the day-to-day management of the Fund and the other accounts set forth in the following table:

Other Accounts Managed by the Portfolio Manager
As of August 31, 2010

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Pooled Investment Vehicles with Performance– Based Fees	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Accounts with Performance –Based Fees
Sustainable Asset Management USA, Inc.
Diego d'Argenio	0	$0	1	$3 million	0	$0	4	$336.6 million	0	$0
Kai Fachinger	0	$0	3	$98.5 million	0	$0	5	$466.8 million	0	$0

Potential Conflicts of Interest

SAM is an investment adviser that manages other client portfolios with positions similar to those in the portfolio that SAM manages for the Fund.  Positions are bought and sold for all clients based on their investment criteria and SAM’s investment style.  SAM manages any potential material conflicts of interest by conforming with those criteria and through its allocation policies.

Compensation of Portfolio Managers

The compensation of the portfolio managers of the Fund is comprised of a base salary and a discretionary bonus.  The discretionary bonus is based on various factors, which may include an individual’s contribution and the overall profitability and success of SAM.

Ownership of Fund Shares by Portfolio Managers

Because the Fund is a newly created mutual fund that was organized to acquire the assets and liabilities of the SAM Fund, the information provided below is for the SAM Fund.  The following table sets forth the dollar range of SAM Fund shares beneficially owned by each portfolio manager as of June 30, 2010, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities Owned
Diego d’Argenio	None
Kai Fachinger	None

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about its portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Company and SAM may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Company will disclose the portfolio holdings of the Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•

The Fund’s full portfolio holdings as of quarter end will be posted on the Company’s website no earlier than 10 days after quarter end.

•

The Fund’s top 10 holdings as of quarter end may be posted on the Company’s website no earlier than the posting of the Fund’s full portfolio holdings as of quarter end on the Company’s website, and in no event no earlier than 10 days after quarter end.

•

The Fund’s top 10 holdings as of a quarter end may be included in Fund fact sheets following the posting of the Fund’s top 10 holdings as of quarter end on the Company’s website.

•

The Fund’s full portfolio holdings as of quarter end may be included in a quarterly report provided to certain shareholders of the Fund following posting of the portfolio holdings on the Company’s website.

•

The Adviser and SAM may disclose Fund portfolio holdings in regulatory filings and to the Fund’s service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Fund and Company.  Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.

•

The portfolio holdings as of each quarter end for the Fund will be disclosed to the rating agencies listed below no earlier than 10 days after quarter end.

Morningstar, Inc. Lipper, Inc. Standard & Poor’s Ratings Group Bloomberg L.P.	Thomson Financial Services Vickers Stock Research Corporation Capital Bridge, Inc.

•

Disclosure of portfolio holdings as of a particular month end may be made in response to inquiries from consultants, existing clients or prospective clients no earlier than 10 days after month end.

•

The Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and SAM and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities without prior approval of the Board.  No compensation or other consideration may be received by the Fund an Adviser or SAM in connection with the disclosure of portfolio holdings in accordance with this policy.

The Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.  The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Fund shareholders and those of Frontegra, SAM or any other Fund affiliate.

PROXY VOTING POLICIES

The Board has adopted proxy voting procedures that delegate to Frontegra the authority to vote proxies, subject to the supervision of the Board.  The Board has also authorized Frontegra to delegate its authority to vote proxies to the Fund’s subadviser, pursuant to the subadvisory agreement, if Frontegra believes that the subadviser is in the best position to make voting decisions on behalf of the Fund.  In addition, the Board has authorized Frontegra and the subadviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.  The Fund’s proxy voting procedures provide that, in the event of a conflict between the interests of Frontegra or the subadviser and the Fund with regard to a proxy vote, a majority of the disinterested directors will be responsible for resolving the conflict.

SAM has adopted proxy voting procedures with respect to voting proxies in relation to securities held by the Fund.  SAM employs a third party service provider, RiskMetrics Group, to assist in the voting of proxies.  SAM’s proxy voting procedures have been provided to RiskMetrics Group, which analyzes the proxies and makes recommendations, based on SAM’s policy, as to how to vote proxies.  Should a conflict of interest between SAM and the Fund’s interests arise, SAM will determine whether or not SAM may vote the proxy, whether legal counsel should be consulted regarding the conflict and voting the proxy, or whether the proxy in question should be referred to the Board of Directors of the Company to vote the proxy, and appropriate actions will then be taken by SAM.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request, by calling toll free, 1-888-825-2100, or by accessing the SEC’s website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

SAM is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  SAM seeks the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to SAM or the Fund.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers and negotiating commissions, SAM considers several factors, including:  the firm’s reliability, the quality of its execution services on a continuing basis, its financial condition, investment and market information and other research, such as economic, securities and performance measurement research and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if SAM determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Fund.  SAM believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Subadvisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) SAM determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of SAM’s overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Investment Advisory Agreement; and (c) in the opinion of SAM, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  In some cases, SAM may enter into client commission arrangements pursuant to which SAM will place a trade with a broker, who will then credit a negotiated portion of the commission to another firm as requested by an Adviser for the purpose of funding a pool to be used to pay for research products or services received by SAM or from other third parties.  The client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Exchange Act and the SEC’s interpretative guidance relating thereto.

SAM places portfolio transactions for other advisory accounts that they manage.  Research services furnished by firms through which the Fund effects their securities transactions may be used by SAM in servicing all of their accounts.  Not all of such services may be used by SAM in connection with the Fund.  SAM believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by them.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, SAM believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.  SAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by SAM are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

CUSTODIAN

As custodian of the Fund’s assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Fund (the “Transfer Agent”).  The Transfer Agent is compensated based on an annual fee per open account of $14.00, subject to minimum annual fees of $6,000 per Fund.  There is a fee of $6,000 per year for each additional fund or class.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Fund pursuant to separate Administration and Fund Accounting Agreements.  Under these Agreements, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the foregoing services, U.S. Bancorp Fund Services, LLC receives from the Fund a fee, computed daily and payable monthly, based on the Company’s average net assets at the annual rate of 0.0325 of 1% on the first $1 billion and 0.02 of 1% on the average net assets in excess of $1 billion, subject to an annual minimum of $300,000 (subject to adjustment in accordance with the number of series offered by the Company), plus out-of-pocket expenses.   For the fiscal years ended June 30, 2010, 2009 and 2008, U.S. Bancorp Fund Services, LLC received $505,124, $497,995 and $641,511, respectively, from the Company for such services.

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

The Distributor, Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, is the principal distributor of the Fund’s shares.  Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Fund’s shares on a continuous, best efforts basis.  The Distributor is an affiliate of Frontegra.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the Fund’s outstanding securities and, in either case, by a majority of the directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on 60 days written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of the Fund are sold on a continuous basis at the Fund’s net asset value.  As set forth in the Prospectus under “Valuation of Fund Shares,” the Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Debt securities are valued by using an evaluated bid price provided by a pricing service.  If closing bid and asked prices are not readily available, the pricing service may provide a price determined by a method used to value fixed income securities without relying exclusively on quoted prices.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than NASDAQ) on which such securities are primarily traded, and securities traded on NASDAQ are valued using the NASDAQ Official Closing Price.  However, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a national securities exchange or NASDAQ are valued at the most recent sale price.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate.  The Board has approved the use of pricing services to assist the Fund in the determination of net asset value.  Short-term fixed income securities held by the Fund are generally valued on an amortized cost basis.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of an Adviser and/or subadviser and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the applicable Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, investors transferring securities for shares will be treated, for federal income tax purposes, as if they sold the transferred securities at their fair market value and used the proceeds to purchase shares of the Fund, and the Fund’s tax basis in the transferred securities will be equal to their fair market value.  However, if a transfer of securities in exchange for shares qualifies as a tax-free transaction under the Code, the investors transferring those securities to the Fund will generally not recognize any gain or loss, for federal income tax purposes, as a result of the transfer.  In this event, the Fund’s tax basis in the transferred securities may be less than (if the securities have appreciated in value) or greater than (if the securities have depreciated in value) the fair market value of those securities.  If the Fund’s tax basis in the transferred securities is less than the fair market value of those securities, then the Fund, upon disposition of the securities, may recognize more taxable gain (or less taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer; conversely, if the Fund’s tax basis in the contributed securities is greater than the fair market value of the securities, then the Fund, upon disposition of the securities, may recognize less taxable gain (or more taxable loss) than if its basis in the securities had been equal to fair market value at the time of the transfer.

Redemptions In Kind.  The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund being redeemed, whichever is less for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash, such as securities or other property.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund’s net asset value per share.  Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.  In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control, and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUND

The Fund intends to qualify and elect to be treated as a “regulated investment company” under Subchapter M of the Code, and if so qualified will not be liable for federal income taxes to the extent earnings are sufficiently distributed to shareholders on a timely basis and the Fund meets certain requirements regarding the source of its income and the diversification of its assets.  In the event the Fund fails to qualify as a “regulated investment company” and does not obtain relief for such failure, it will be treated as a regular corporation for federal income tax purposes.  In this event, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains and any distributions that it makes would not qualify for any dividends paid deduction.  This would increase the cost of investing in such Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund intends to distribute at least annually to its holders all or substantially all of its investment company taxable income and net capital gain.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, ordinary income distributions from REITS and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to and reported by the Fund as “qualified dividend income.”  “Qualified dividends” are eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.  Certain holding period requirements applicable to both the Fund and its shareholders must be satisfied to obtain qualified dividend treatment.  Currently, the maximum rate applicable to long-term capital gains recognized by noncorporate shareholders is set at 15%.  Fund distributions attributable to ordinary income distributions issued by REITs will not typically qualify as “qualified dividend” income and will usually be subject to ordinary income rates.

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer (currently set at a maximum of 35%).  If the Fund reports distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain distributions,” then such distributions will be taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions after the close of each calendar year.

Interest and dividends received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would, in effect, pass through to the shareholders any foreign and U.S. possessions income taxes paid by the Fund.  Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax.  The Fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund maintains its accounts and calculates its income in U.S. dollars.  In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.  A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations.  In that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Pursuant to the Code, each series of the Company, including the Fund, will be treated as a separate entity for federal income tax purposes.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state, local or foreign tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Fund.  Ernst & Young LLP will audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

The following audited financial statements of the SAM Fund are incorporated herein by reference to the SAM Fund’s Annual Report to Shareholders as filed with the SEC on November 4, 2010:

(a)

Schedule of Investments as of August 31, 2010.

(b)

Statement of Assets and Liabilities as of August 31, 2010.

(c)

Statement of Operations for the for the year ended August 31, 2010.

(d)

Statements of Changes in Net Assets for the year ended August 31, 2010 and the period June 18, 2009 to August 31, 2009.

(e)

Financial Highlights for the year ended August 31, 2010 and the period June 18, 2009 to August 31, 2009.

(f)

Notes to Financial Statements.

(g)

Report of Independent Registered Public Accounting Firm dated October 27, 2010.

PART C

OTHER INFORMATION

Item 15.

Indemnification

Article VI of Registrant’s By Laws provides as follows:

“ARTICLE VI INDEMNIFICATION

The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.”

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suits or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 16.

Exhibits

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(1)(a)	Registrant’s Articles of Incorporation	Filed July 1, 1996, Form N-1A
(1)(b)	Articles Supplementary to the Registrant’s Articles of Incorporation dated January 31, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12
(1)(c)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 19, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(1)(d)	Articles Supplementary to the Registrant’s Articles of Incorporation dated October 7, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(1)(e)	Articles of Amendment dated October 28, 2003	Filed October 22, 2003, Post Effective Amendment No. 18
(1)(f)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 21, 2004	Filed June 25, 2004, Post-Effective Amendment No. 20
(1)(g)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23
(1)(h)	Articles Supplementary to the Registrant’s Articles of Incorporation dated November 20, 2006	Filed May 16, 2007, Form N-14
(1)(i)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated June 23, 2004	Filed August 31, 2007, Post-Effective Amendment No. 34
(1)(j)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated November 27, 2006	Filed August 31, 2007, Post-Effective Amendment No. 34
(1)(k)	Articles of Amendment dated July 31, 2007	Filed August 13, 2007, Post-Effective Amendment No. 1 to Form N-14

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(1)(l)	Articles of Amendment dated August 20, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(1)(m)	Articles Supplementary to the Registrant’s Articles of Incorporated dated August 20, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(1)(n)	Articles Supplementary to the Registrant’s Articles of Incorporated dated August 22, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(1)(o)	Articles Supplementary to the Registrant’s Articles of Incorporated dated July 16, 2008	Filed July 18, 2008, Post-Effective Amendment No. 42
(1)(p)	Articles Supplementary to the Registrant’s Articles of Incorporated dated September 11, 2008	Filed October 31, 2008, Post-Effective Amendment No. 44
(1)(q)	Articles Supplementary to the Registrant’s Articles of Incorporated dated September 16, 2009	Filed September 17, 2009, Post-Effective Amendment No. 53
(1)(r)	Articles Supplementary to the Registrant’s Articles of Incorporated dated September 30, 2009	Filed October 28, 2009, Post-Effective Amendment No. 54
(1)(s)	Articles of Amendment dated October 9, 2009	Filed October 28, 2009, Post-Effective Amendment No. 54
(1)(t)	Articles of Amendment dated December 15, 2009	Filed December 31, 2009, Post-Effective Amendment No. 57
(1)(u)	Articles Supplementary to the Registrant’s Articles of Incorporated dated December 15, 2009	Filed September 17, 2009, Post-Effective Amendment No. 57
(1)(v)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 24, 2010	Filed July 15, 2010, Form N-14
(1)(w)	Articles Supplementary to the Registrant’s Articles of Incorporation dated September 13, 2010	Filed September 30, 2010, Post-Effective Amendment No. 65
(1)(x)	Articles of Amendment dated October 26, 2010	Filed October 28, 2010, Post-Effective Amendment No. 67
(1)(y)	Articles Supplementary to the Registrant’s Articles of Incorporation dated March 7, 2011		X
(2)(a)	Registrant’s By Laws	Filed July 1, 1996, Form N-1A
(2)(b)	Amendment to Registrant’s By-Laws	Filed October 31, 2008, Post-Effective Amendment No. 44
(3)	Not applicable
(4)	Form of Agreement and Plan of Reorganization		X (as Appendix A to Part A)
(5)(a)	Article V, VI and VII of Registrant’s Articles of Incorporation	Filed July 1, 1996, Form N-1A
(5)(b)	Article II of Registrant’s Bylaws	Filed July 1, 1996, Form N-1A
(6)(a)	Form of Investment Advisory Agreement	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A

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Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(6)(b)	Form of Exhibit H to Investment Advisory Agreement	Filed September 30, 2010, Post-Effective Amendment No. 65
(6)(c)	Form of Exhibit I to Investment Advisory Agreement	Filed October 6, 2010, Post-Effective Amendment No. 65
(6)(d)	Form of Subadvisory Agreement between Frontegra and Mastholm	Filed January 14, 2010, Definitive Proxy Statement on Schedule 14A
(6)(e)	Form of Subadvisory Agreement between Frontegra and Netols	Filed September 26, 2008, Definitive Proxy Statement on Schedule 14A
(6)(f)	Form of Subadvisory Agreement between Frontegra and Sky	Filed October 31, 2008, Post-Effective Amendment No. 44
(6)(g)	Form of Subadvisory Agreement between Frontegra and Hexam	Filed September 30, 2010, Post-Effective Amendment No. 65
(6)(h)	Form of Subadvisory Agreement between Frontegra and Phocas	Filed October 6, 2010, Post-Effective Amendment No. 66
(6)(i)	Amended and Restated Expense Cap/Reimbursement Agreement dated November 1, 2010		X
(6)(j)	Form of Investment Advisory Agreement with Timpani Capital Management LLC	Filed July 18, 2008, Post-Effective Amendment No. 42
(6)(k)	Form of Expense Cap/Reimbursement Agreement regarding Timpani Small Cap Growth Fund	Filed July 18, 2008, Post-Effective Amendment No. 42
(6)(l)	Form of Expense Cap Agreement regarding Frontegra Phocas Small Cap Value Fund	Filed July 15, 2010, Form N-14
(7)	Distribution Agreement	Filed October 31, 2008, Post-Effective Amendment No. 44
(8)	Not applicable
(9)(a)	Form of Custody Agreement	Filed October 22, 2003, Post-Effective Amendment No. 18
(9)(b)	Amendment to Fund Custody Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(9)(c)	Amended Exhibit C to Custody Agreement	Filed August 27, 2010, Post-Effective Amendment No. 62
(10)(a)	Rule 12b-1 Plan	Filed October 31, 2008, Post-Effective Amendment No. 44
(10)(b)	Form of Rule 12b-1 Dealer Agreement	Filed October 31, 2008, Post-Effective Amendment No. 44
(10)(c)	Multiple Class Plan	Filed September 30, 2010, Post-Effective Amendment No. 65
(11)	Opinion and Consent of Godfrey & Kahn S.C. regarding the validity of shares to be issued by the Registrant		*
(12)	Opinion and Consent of Drinker Biddle & Reath LLP regarding certain tax matters		*

C-3

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(13)(a)	Transfer Agent Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(13)(b)	Fund Administration Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(13)(c)	Fund Accounting Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(13)(d)	Amendment to Fund Accounting Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(13)(e)	Amendment to Transfer Agent Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(13)(f)	Amendment to Fund Administration Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(13)(g)	Amendment to Transfer Agent Servicing Agreement dated May 20, 2002	Filed October 22, 2003, Post-Effective Amendment No. 18
(13)(h)	Amendment to Transfer Agent Servicing Agreement dated July 24, 2002	Filed October 22, 2003, Post-Effective Amendment No. 18
(13)(i)	Amendment to Fund Accounting Servicing Agreement dated August 1, 2002	Filed August 31, 2007, Post-Effective Amendment No. 34
(13)(j)	Amendment to Transfer Agent Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(13)(k)	Amendment to Fund Administration Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(13)(l)	Amendment to Fund Transfer Agent Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(13)(m)	Amendment to Fund Accounting Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(14)(a)	Consent of Ernst & Young LLP		X
(15)	Not Applicable
(16)	Powers of Attorney		X
(17)(a)	Form of Proxy		X
(17)(b)	The RBB Fund, Inc. prospectus dated December 31, 2010	Filed December 28, 2010, Post-Effective Amendment No. 141
(17)(c)	The RBB Fund, Inc. statement of additional information dated December 31, 2010	Filed December 28, 2010, Post-Effective Amendment No. 141
(17)(d)	The RBB Fund, Inc. Annual Report to shareholders for the fiscal year ended August 31, 2010	Filed November 4, 2010 on Form N-CSR

*  To be filed by post-effective amendment.

C-4

Item 17.

Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

C-5

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Northbrook and State of Illinois on the 11th day of March, 2011.

FRONTEGRA FUNDS, INC. (Registrant)

By:/s/ William D. Forsyth III

William D. Forsyth III

President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Name	Title	Date
/s/ William D. Forsyth III William D. Forsyth III	President, Secretary and a Director (principal executive officer)	March 11, 2011

/s/ Elyce D. Dilworth Elyce D. Dilworth	Chief Compliance Officer, Treasurer, Assistant Secretary and Anti-Money Laundering Officer (principal financial officer)	March 11, 2011

David L. Heald	Director*
James M. Snyder	Director*

* By:  /s/ William D. Forsyth III

  William D. Forsyth III

  President

  Attorney-in-fact pursuant to power of attorney

  filed herewith

C-6